UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen AMT-Free Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	24

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	26

Statement of Assets and Liabilities	132

Statement of Operations	133

Statement of Changes in Net Assets	134

Statement of Cash Flows	136

Financial Highlights	138

Notes to Financial Statements	144

Additional Fund Information	161

Glossary of Terms Used in this Report	162

Reinvest Automatically, Easily and Conveniently	164

Annual Investment Management Agreement Approval Process	165

Board Members & Officers	178

Chair’s Letter
to Shareholders

Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
December 23, 2019

Portfolio Managers’ Comments

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Credit Opportunities Fund (NMCO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Steve M. Hlavin, Paul L. Brennan, CFA, Scott R. Romans, PhD and discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of NVG, NZF and NMZ and the performance of NMCO in the abbreviated reporting period since its inception on September 16, 2019. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016, John has managed NMZ since its inception in 2003 and John and Steve have managed NMCO since its inception.
During May and October 2019, the Board of Trustees and Shareholders approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) to the acquiring Fund, the Nuveen AMT-Free Municipal Credit Income Fund (NVG). The merger was completed prior to the open of business on November 18, 2019 (subsequent to the close of this reporting period).
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. At the start of the reporting period, the prevailing economic outlook was generally positive and the Fed had been increasing its main policy interest rate, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, sentiment shifted sharply at the end of 2018, causing a reversal in market conditions. Interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, particularly from the 2-year to 20-year segment. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 so far have been mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide totaled $378.2 billion in this reporting period, a 6.9% decrease from the issuance for the twelve-month reporting period ended October 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue. Notably, taxable municipal bond issuance has increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds has been robust. Cash flows into municipal bond funds have been consistently positive year-to-date in 2019. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What key strategies were used to manage NVG, NZF and NMZ during the twelve-month reporting period and NMCO during the abbreviated reporting period ended October 31, 2019?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Municipal bond performance was strongly positive in the reporting period. Municipal yields fell across all maturities and the yield curve flattened, which resulted in the outperformance of longer maturity bonds over shorter maturity bonds. Positive credit conditions and strong demand for higher yielding assets and tax-exempt income helped credit spreads remain stable to improving.
During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.
In NVG, trading activity was relatively muted compared to historical norms. We considered the portfolio to be well positioned for the market conditions and, given the low interest rate environment, the opportunity set was generally less appealing. Additionally, call activity has lessened, reducing the need to reinvest cash into new names. As a result of a lower portfolio turnover in this reporting period, the duration of the underlying portfolio drifted lower (which was beneficial when interest rates rose slightly at the end of the period) and the effective leverage ratio declined. Nevertheless, we continued to trade opportunistically when attractive deals were available. Our purchases skewed slightly toward higher quality bonds as relative value opportunities were fewer among lower rated and longer duration bonds. We bought several hospital bonds (Indiana University, University of Alabama, Mosaic Health System, Essentia and Trinity), higher education (Stanford University), Puerto Rico sales tax bonds (known as COFINAs), Puerto Rico Aqueduct and Sewer Authority (PRASA) and Chicago Board of Education.
NZF added lower rated (mainly single A, BBB and BB) credits in the fourth quarter of 2018 when interest rates were higher and credit spreads were wider relative to the rest of the reporting period. Most of these additions were in hospital and health care bonds. As interest rates declined and credit spreads contracted toward the end of 2018 and throughout 2019, those opportunities dissipated. In February-March 2019, we began to rotate NZF out of tobacco settlement bonds and into Puerto Rico bonds. While the Fund’s tobacco holdings performed well in the past, we believe the credit outlook has become less favorable amid declining consumption trends and disruptive new technologies (vaping/e-cigarettes). The prospects for certain Puerto Rico credits, however, appeared more attractive. PRASA has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. COFINAs were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. We purchased both PRASA and COFINA bonds during this reporting period, using the proceeds from trimming the tobacco exposure. Outside of the tobacco-Puerto Rico repositioning, the proceeds of called and maturing bonds funded most of NZF’s buying activity. We also sold some high grade “placeholder” bonds that were bought when interest rates were low and some short dated bonds that were near to rolling out of the portfolio to fund buying in new opportunities.
For NMZ, we continued to emphasize longer duration securities and maintaining the portfolio’s overall duration near its benchmark target, while seeking to add value through individual credit selection and earning high income from high yield bonds. NMZ continued to invest along its longstanding themes of project finance and improving credit stories when spreads were attractive to do so, while supporting the Fund’s income earnings. This resulted in relatively higher exposure to sectors such as hospitals, real estate-backed, charter schools and Illinois-related, and lower exposure to sectors such as tobacco securitization, Puerto Rico and senior living facilities/continuing care retirement communities. During this reporting period, we had a significant opportunity to put cash to work from the proceeds of called and maturing bonds. We bought Virgin Trains USA (formerly known as Brightline), a high-speed passenger rail system in southeastern Florida. In early 2019, Virgin Trains USA issued a large bond offering to finance the train line’s extension to Orlando, and the bond was available at attractive credit spread levels. The industrial development (IDR) revenue sector was another source of opportunity for NMZ, as attention to environmental impact has garnered more investment interest. We added a project finance bond offering an attractive tax exempt yield for Fulcrum Sierra Biofuels, a project that converts municipal solid waste into transportation fuels.
As of October 31, 2019, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG entered into interest rate swap agreements to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. While the interest rate swaps detracted modestly from performance due to falling interest rates during this reporting period, they enabled the Fund to invest in longer duration bonds that were key contributors to performance and that helped support the Fund’s dividend. The swap position was eliminated from NVG prior to the end of the reporting period.
NMCO began operations in mid-September 2019, and since then we have worked to fully invest the Fund’s portfolio in high yielding, low- to medium-quality municipal securities (rated Baa/BBB or lower or comparable quality) that support high income earnings and offer total return potential. Consistent with the Fund’s 12-year term (terminating in 2031), NMCO sought to invest in newly and recently issued project finance revenue bonds across a range of sectors. By the end of the reporting period, NMCO held more than 75% of the portfolio in high yield bonds rated BBB and below.
How did NVG, NZF and NMZ perform during the twelve-month reporting period and NMCO perform in the abbreviated reporting period ended October 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended October 31, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2019, the total returns at NAV for NVG, NZF and NMZ outperformed the return for the national S&P Municipal Bond Index. NVG and NZF outperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ outperformed the return on the S&P Municipal Yield Index. For the abbreviated reporting period, the total returns at NAV for NMCO underperformed the return of the S&P Municipal Yield Index.
The main drivers of NVG and NZF’s relative performance were yield curve and duration positioning, credit quality allocations and sector allocations. NVG and NZF were favorably positioned for the interest rate environment during this reporting period. The two Funds were positioned with longer durations than the benchmark, with overweights to longer duration bonds and underweights to shorter duration bonds, which was advantageous because longer bonds outperformed.
Credit ratings allocations were positive contributors to NVG and NZF’s performance but the contribution was smaller than that of duration and yield curve positioning. Both Funds emphasized medium and lower grade credit qualities over high quality bonds, which was advantageous as lower rated bonds outperformed the highest grade (AAA and AA rated) paper. As interest rates fell during the reporting period, investors sought higher yields among lower rated credits, which contributed to spread tightening in the lower rated segments. NZF’s exposure to non-rated bonds was a mild detractor from performance, but the favorable positioning across the rest of the credit spectrum more than offset the small negative impact.
Sector positioning also added modestly to performance for NVG and NZF. NVG’s overweight allocations to the health care, tobacco settlement and higher education sectors were the most favorable to performance, with security selection also beneficial in each of these sectors. An underweight to the slightly outperforming aggregate tax supported sectors wasn’t noteworthy in terms of performance impact, but our security selection was strong, led by positions in Illinois and Chicago debt, New Jersey debt and American Dream Meadowlands, a retail and entertainment mega complex in New Jersey. NVG also benefited from its security selection in public power credits including Santee Cooper Electric and Oglethorpe Power. However, an overweight to the pre-refunded sector detracted as these bonds lagged due to their short duration and high credit quality. In NZF, overweight allocations to the dedicated tax sector, which includes COFINAs, and the health care sectors were advantageous as both sectors performed well. However, NZF’s underweight to the “other transportation” sector slightly detracted as the sector outperformed.
NMZ’s performance, which is primarily compared to the S&P Municipal Yield Index, continued to be driven by our bottom-up credit selection. Price appreciation, stable credit spreads and the enhanced income from NMZ’s holdings contributed to the Fund’s relative outperformance over the benchmark in this reporting period. Among NMZ’s top contributors to performance were Illinois and Chicago credits. A change in the political and governmental environments at both the state of Illinois and the city of Chicago boosted investor confidence in the state’s financial health, the funding of the Chicago Public Schools system and the overall cooperation between the city and the state. NMZ’s holdings in Chicago O’Hare airport, Chicago Board of Education and Illinois Financing Authority for Presence Health Network were beneficiaries of the improved outlook and were also among the largest positions in the Fund. Real estate development bonds were another source of outperformance. New York Liberty 3 World Trade Center bonds, financing an 85-story office tower in Manhattan, benefited from narrowing credit spreads as the project nears completion and occupancy rates reached a critical level that should enable the project to meet its debt obligation. The American Dream Meadowlands mega-mall and entertainment complex is another real estate development project that recently opened its first phase, which has supported positive investor sentiment. The health care sector also delivered strong results, as we avoided the troubled senior living facilities segment and instead owned strong performing hospitals such as the aforementioned Presence Health in Chicago, Northwestern Memorial Health (also in Chicago) and Loma Linda University Medical Center in California. Loma Linda has incurred significant debt with the multi-billion dollar reconstruction of its flagship facility, but the strength of the hospital’s reputation has underpinned the bond’s strong performance. In addition, the Loma Linda credits benefited from a generally positive outlook for the state of California and the increased scarcity value of tax exempt California debt amid the tax law changes. One of NMZ’s special situation/turnaround bonds was also a notable contributor. FirstEnergySolutions, which has been undergoing a bankruptcy reorganization, appreciated on continued progress in its debt restructuring and a favorable regulatory ruling in the state of Ohio.
There were few material detractors among NMZ’s holdings in this reporting period. Tri-Valley Learning Corp., a California charter school, had a modest negative impact as the school filed for bankruptcy and has been liquidating its assets. We consider the situation to be highly idiosyncratic and it does not alter our fundamental view of the charter school sector as a longstanding source of attractive opportunities.
During the abbreviated reporting period for NMCO, interest rates began to trend higher. Yields on high grade municipal bonds rose while yields on high yield municipal bonds were unchanged, causing credit spreads to contract on average. Although NMCO remained in the invest-up period during this time, the Fund benefited from strong results in the tobacco securitization and IDR sectors, as well as positions in FirstEnergy Solutions and U.S. Steel. Conversely, Puerto Rico Electric Power Authority (PREPA) bond prices fell due to negative headlines about the debt restructuring agreement, detracting from NMCO’s performance in the abbreviated reporting period. However, the outperformance of the aforementioned holdings more than offset the negative impact from PREPA.
In addition, the use of regulatory leverage was an important factor affecting performance of NVG, NZF and NMZ. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage had a positive impact on the total return performance of NVG, NZF and NMZ over the reporting period. Leverage from inverse floating rate securities had a negligible impact on the total return performance of NMCO over the reporting period.
As of October 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO
Effective Leverage*	37.42%	37.24%	37.34%	3.43%
Regulatory Leverage*	34.32%	36.66%	8.24%	0.00%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
NMCO did not use regulatory leverage during the reporting period.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG	$205,400,000	$1,611,600,000	$1,817,000,000
NZF	$1,172,000,000	$196,000,000	$1,368,000,000
NMZ	$87,000,000	$—	$87,000,000

*  Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares and Note 9 – Subsequent Events, MFP Shares and VRDP Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ
November 2018	$0.0655	$0.0660	$0.0565
December	0.0655	0.0660	0.0565
January	0.0655	0.0660	0.0565
February	0.0655	0.0660	0.0565
March	0.0655	0.0660	0.0595
April	0.0655	0.0660	0.0595
May	0.0655	0.0660	0.0595
June	0.0655	0.0660	0.0595
July	0.0655	0.0660	0.0595
August	0.0655	0.0660	0.0595
September	0.0655	0.0660	0.0595
October 2019	0.0655	0.0660	0.0595
Total Distributions from Net Investment Income	$0.7860	$0.7920	$0.7020
Total Distributions from Long Term Capital Gains*	$0.0275	$—	$—
Total Distributions	$0.8135	$0.7920	$0.7020

Yields
Market Yield**	4.78%	4.94%	5.02%
Taxable-Equivalent Yield**	8.03%	8.31%	8.38%

*	Distribution paid in December 2018.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

On October 29, 2019, NMCO declared its initial distribution of $0.0640 per share to shareholders of record on November 15, 2019 (subsequent to the close of this reporting period), which was paid on December 2, 2019.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering, are as shown in the accompanying table.

NMZ
Additional authorized common shares	15,700,000*

* Represents additional authorized common shares for the period April 11, 2019 through October 31, 2019.

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through Shelf Offering	4,928,383
Weighted average premium to NAV per common share sold	1.26%

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing NVG, NZF and NMZ to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	202,500	47,500	—
Common shares authorized for repurchase	20,255,000	14,215,000	6,485,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO
Common share NAV	$17.17	$16.63	$14.04	$15.08
Common share price	$16.45	$16.03	$14.22	$15.39
Premium/(Discount) to NAV	(4.19)%	(3.61)%	1.28%	2.06%
12-month average premium/(discount) to NAV	(6.93)%	(5.93)%	(1.74)%	3.58	%*

* For the period September 16, 2019 (commencement of operations) through October 31, 2019.

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.
Nuveen Municipal Credit Income Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.
Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.
Nuveen Municipal Credit Opportunities Fund (NMCO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMCO.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NVG	Nuveen AMT-Free Municipal Credit Income Fund Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	16.52%	6.59%	7.17%
NVG at Common Share Price	29.47%	9.19%	7.89%
S&P Municipal Bond Index	9.07%	3.55%	4.49%
NVG Custom Blended Fund Performance Benchmark	9.72%	4.35%	4.90%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.3%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	157.4%
Floating Rate Obligations	(5.3)%
MFP Shares, net of deferred
offering costs	(11.6)%
VRDP Shares, net of deferred
offering costs	(40.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.8%
AAA	2.6%
AA	13.9%
A	27.3%
BBB	19.3%
BB or Lower	16.7%
N/R (not rated)	11.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.5%
Tax Obligation/Limited	18.0%
Transportation	12.4%
Tax Obligation/General	9.6%
U.S. Guaranteed	9.6%
Education and Civic Organizations	8.8%
Utilities	7.3%
Consumer Staples	6.2%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.4%
California	10.0%
Texas	7.3%
Ohio	6.9%
Colorado	6.5%
Pennsylvania	5.2%
New Jersey	3.9%
Florida	3.3%
New York	3.2%
Wisconsin	2.6%
Georgia	2.3%
Indiana	2.1%
Iowa	2.1%
South Carolina	1.8%
Arizona	1.8%
Massachusetts	1.7%
Missouri	1.5%
Michigan	1.5%
Other	19.9%
Total	100%

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	15.90%	6.42%	7.49%
NZF at Common Share Price	27.08%	9.06%	8.14%
S&P Municipal Bond Index	9.07%	3.55%	4.49%
NZF Custom Blended Fund Performance Benchmark	9.72%	4.35%	4.90%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.5%
Investment Companies	0.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	158.7%
Floating Rate Obligations	(1.0)%
MFP Shares, net of deferred
offering costs	(27.1)%
VRDP Shares, net of deferred
offering costs	(30.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.7%
AAA	1.6%
AA	11.8%
A	24.2%
BBB	24.9%
BB or Lower	17.1%
N/R (not rated)	12.6%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.1%
Transportation	17.6%
Tax Obligation/General	15.2%
Health Care	14.8%
U.S. Guaranteed	9.1%
Utilities	7.4%
Education and Civic Organizations	5.5%
Other	11.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	19.2%
California	15.2%
Texas	9.3%
New York	8.6%
Colorado	4.6%
Florida	4.2%
Pennsylvania	3.8%
New Jersey	3.5%
Ohio	2.4%
Indiana	2.3%
Puerto Rico	2.2%
Oklahoma	1.7%
Arizona	1.7%
South Carolina	1.5%
Other	19.8%
Total	100%

NMZ	Nuveen Municipal High Income Opportunity Fund Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	15.75%	6.72%	9.52%
NMZ at Common Share Price	27.45%	7.87%	8.97%
S&P Municipal Yield Index	11.45%	5.90%	6.99%
S&P Municipal Bond High Yield Index	10.89%	5.89%	7.42%
S&P Municipal Bond Index	9.07%	3.55%	4.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	141.7%
Common Stocks	0.7%
Corporate Bonds	0.4%
Short-Term Municipal Bonds	1.9%
Other Assets Less Liabilities	3.9%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	148.6%
Floating Rate Obligations	(39.6)%
AMTP Shares, net of deferred
offering costs	(9.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.2%
AAA	1.6%
AA	13.6%
A	14.9%
BBB	18.5%
BB or Lower	16.5%
N/R (not rated)	29.2%
N/A (not applicable)	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.1%
Health Care	17.4%
Transportation	13.0%
Education and Civic Organizations	12.6%
Tax Obligation/General	8.1%
Utilities	5.6%
Industrials	4.5%
Other	14.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	17.0%
California	13.4%
Florida	9.3%
New York	6.2%
Ohio	5.6%
Colorado	5.3%
Kentucky	4.7%
Wisconsin	4.3%
New Jersey	3.9%
Texas	3.3%
Puerto Rico	2.7%
Tennessee	2.6%
Arizona	1.8%
Other	19.9%
Total	100%

NMCO	Nuveen Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of October 31, 2019

Since
Inception
NMCO at Common Share NAV	0.53%
NMCO at Common Share Price	2.60%
S&P Municipal Yield Index	0.86%

Since inception returns are from 9/16/19. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	86.4%
Exchange-Traded Funds	4.7%
Short-Term Municipal Bonds	11.7%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating
Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA	11.4%
A	4.0%
BBB	19.8%
BB or Lower	18.3%
N/R (not rated)	41.9%
N/A (not applicable)	4.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	13.9%
Tax Obligation/Limited	13.6%
Transportation	12.8%
Industrials	12.4%
Utilities	11.0%
Consumer Staples	10.0%
Tax Obligation/General	7.4%
Other	18.9%
Total	100%

States and Territories
(% of total municipal bonds)
Florida	10.5%
Ohio	10.0%
Illinois	9.7%
New York	8.6%
Puerto Rico	6.9%
California	4.9%
Alabama	4.6%
Georgia	4.1%
New Jersey	4.0%
Indiana	3.8%
Mississippi	3.8%
Arizona	3.3%
Texas	3.3%
Arkansas	3.1%
Other	19.4%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NMZ, NVG and NZF; at this meeting the shareholders were asked to elect Board Members.

	NMZ		NVG		NZF
	Common and		Common and		Common and
	Preferred		Preferred	Preferred	Preferred	Preferred
	shares voting		shares voting	shares voting	shares voting	shares voting
	together	Preferred	together	together	together	together
	as a class	Shares	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	58,197,717	—	175,316,145	—	125,817,383	—
Withhold	2,786,713	—	8,331,434	—	5,344,813	—
Total	60,984,430	—	183,647,579	—	131,162,196	—
Carole E. Stone
For	58,251,285	—	175,439,543	—	125,923,271	—
Withhold	2,733,145	—	8,208,036	—	5,238,925	—
Total	60,984,430	—	183,647,579	—	131,162,196	—
Margaret L. Wolff
For	58,462,101	—	175,742,400	—	126,097,780	—
Withhold	2,522,329	—	7,905,179	—	5,064,416	—
Total	60,984,430	—	183,647,579	—	131,162,196	—
William C. Hunter
For	—	870	—	205,470	—	13,680
Withhold	—	—	—	10,700	—	—
Total	—	870	—	216,170	—	13,680
Albin F. Moschner
For	—	870	—	216,170	—	13,680
Withhold	—	—	—	—	—	—
Total	—	870	—	216,170	—	13,680

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Credit Opportunities Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, and Nuveen Municipal Credit Opportunities Fund (the “Funds”), including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended (period from September 16, 2019 (commencement of operations) to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund), the statements of cash flows of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, and Nuveen Municipal High Income Opportunity Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund), and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended (period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended (period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund), the cash flows of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, and Nuveen Municipal High Income Opportunity Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund), and the financial highlights for each of the years in the five-year period then ended (period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund), in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
December 27, 2019

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.3% (100.0% of Total Investments)
	Alabama – 2.0% (1.3% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,927,961
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	32,044,138
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	8,649,180
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,298,925
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,041,790
	The Improvement District of the City of Mobile – McGowin Park Project, Sales Tax Revenue
	Bonds, Alabama, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,058,620
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,376,024
5,970	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,880,485
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
12,000	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	AA–	13,319,880
56,920	Total Alabama			69,597,003
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
7,010	5.000%, 6/01/32	11/19 at 100.00	B3	7,019,534
12,635	5.000%, 6/01/46	11/19 at 100.00	B3	12,652,184
19,645	Total Alaska			19,671,718
	Arizona – 2.8% (1.8% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	4,450,087
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,600,773
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,460,783
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,659,100
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B,	4/20 at 100.00	Aa3	3,044,130
	5.000%, 10/01/29 – AGC Insured
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 (Pre-refunded	1/20 at 100.00	Aa3 (4)	7,112,491
	1/01/20) – AGC Insured
3,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	3,426,146
	Series 2017A, 7.000%, 7/01/41, 144A
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (4)	7,976,834
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,819,220
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	13,023,062

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2016A:
$ 620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	$ 671,305
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,092,414
2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	2,093,538
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
490	6.000%, 7/01/33	7/20 at 102.00	BB–	494,224
610	6.000%, 7/01/43	7/20 at 102.00	BB–	610,146
350	6.000%, 7/01/48	7/20 at 102.00	BB–	348,093
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,459,229
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,066,031
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,691,770
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	1,964,008
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	924,099
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,327,001
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	107,591
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	1,030,470
	Power Company, Series 2010A, 5.250%, 10/01/40
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
6,820	5.000%, 12/01/32	No Opt. Call	BBB+	8,846,972
2,745	5.000%, 12/01/37	No Opt. Call	BBB+	3,695,484
800	The Industrial Development Authority of the County of Maricopa, Arizona, Education	7/26 at 100.00	Baa3	891,264
	Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A2	2,262,000
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
84,000	Total Arizona			96,148,265
	Arkansas – 0.3% (0.2% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,541,900
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	8,288,551
22,960	Total Arkansas			9,830,451
	California – 15.6% (10.0% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding
	Subordinate Lien Series 2004A:
45	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	44,210
2,120	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,097,846
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	4,864,380
	Bonds, Capital Appreciation Series 2009B, 0.010%, 8/01/30 – AGC Insured
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	A2	8,287,016
	Project, Series 1997C, 0.010%, 9/01/35 – AGM Insured
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	4,368,468
	5.000%, 3/01/41

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	$ 5,668,500
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	11/19 at 100.00	B2	3,324,878
2,975	5.650%, 6/01/41	11/19 at 100.00	B2	2,995,825
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	34,653,037
	2016U-7, 5.000%, 6/01/46 (UB) (5)
15,850	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	24,323,727
	2019V-1, 5.000%, 5/01/49
	California Educational Facilities Authority, Revenue Bonds, Stanford University Series,
	Tender Option Bond Trust Series 2018-XF2737:
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	A+	10,771,400
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	1,796,576
	System, Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	7,602,432
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,555	8.266%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,849,393
1,650	8.272%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,962,659
4,075	8.272%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	4,847,172
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A+	5,492,650
	2013A, 5.000%, 8/15/52
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,452,079
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,109,660
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	609,568
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	213,320
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	299,224
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	493,529
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,407,081
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20), 144A
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	6,494,484
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	2,314,716
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	789,405
	Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/25 at 100.00	N/R	764,392
	Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/26 at 100.00	N/R	613,559
	Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 –	12/19 at 100.00	AA–	80,235
	NPFG Insured
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 –	12/19 at 100.00	AA–	5,015
	AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Various Purpose Series 2010:
$ 3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	$ 3,547,145
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	10,432,800
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	14,167,710
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	73,932,873
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	11,886,947
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	4,217,080
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	A+ (4)	7,274,120
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,535	5.750%, 7/01/30	12/19 at 100.00	CC	1,531,700
4,430	5.750%, 7/01/35	12/19 at 100.00	CC	4,404,483
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,633,550
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,400	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A2	2,407,948
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation	No Opt. Call	AA	7,693,787
	Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 –
	AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (6)	8/28 at 100.00	A1	2,940,594
3,600	0.000%, 8/01/34 – AGM Insured (6)	8/28 at 100.00	A1	4,029,588
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	2,698,186
5,000	0.010%, 1/15/35 – AGM Insured	No Opt. Call	BBB–	3,303,700
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (6)	1/31 at 100.00	BBB–	955,573
3,610	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,175,759
6,610	6.000%, 1/15/49	1/24 at 100.00	BBB–	7,744,606
4,445	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	BBB–	4,659,427
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/20 at 100.00	A	2,455,701
	2005, 5.000%, 9/01/27 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
9,795	5.000%, 6/01/47	6/22 at 100.00	N/R	10,073,178
6,240	5.250%, 6/01/47	6/22 at 100.00	N/R	6,442,738
10,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,541,100
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,185,488
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,256,355
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	9/21 at 100.00	AA	1,263,820
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	$ 7,428,802
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	5,188,127
	Series 2009B, 6.500%, 11/01/39
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
605	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (4)	547,017
5,300	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,725,745
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,879,874
1,485	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	1/20 at 100.00	N/R (4)	1,600,681
	Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
3,905	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	4,215,955
	Esencia Village, Series 2015A, 4.250%, 8/15/38
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (4)	5,243,000
	2010, 6.000%, 11/01/30 (Pre-refunded 11/01/20)
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BB+	3,297,181
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BB+	10,896,480
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	7,038,541
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,557,654
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	750,320
	Series 2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
490	5.000%, 9/01/40	9/25 at 100.00	N/R	555,150
915	5.000%, 9/01/46	9/25 at 100.00	N/R	1,031,974
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A+	4,448,480
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien	No Opt. Call	AA+ (4)	65,774,750
	Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	3,042,792
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	9,326,670
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,764,278
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,250	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,617,810
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	2,862,674
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	A2	1,999,238
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
5,625	6.250%, 7/01/24	No Opt. Call	Baa2	6,361,819
5,625	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (4)	6,402,712
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	3,325,140
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	655,964
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
$ 860	4.750%, 6/01/23	11/19 at 100.00	BBB	$ 864,111
1,600	5.500%, 6/01/45	11/19 at 100.00	B–	1,606,224
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
480	4.750%, 6/01/25	11/19 at 100.00	A3	480,504
2,865	5.125%, 6/01/46	11/19 at 100.00	B–	2,868,266
516,245	Total California			540,810,325
	Colorado – 10.1% (6.5% of Total Investments)
850	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	911,880
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	938,327
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,238,051
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	1,154,098
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series
	2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	741,580
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	3,590,457
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,744,722
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,211,501
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,756,995
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	210,239
	Refunding Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,257,516
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	957,621
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,310,590
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,810,019
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,767,675
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	3,066,341
23,470	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	29,254,886
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	3,139,650
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	12,934,771
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
$ 1,310	4.000%, 8/01/49	8/29 at 100.00	BBB+	$ 1,401,726
3,320	4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	BBB+	3,552,466
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc, Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	A–	1,806,968
2,895	5.000%, 12/01/23	12/22 at 100.00	A–	3,179,955
4,200	5.000%, 12/01/24	12/22 at 100.00	A–	4,616,262
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	879,192
1,575	5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	1,816,967
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	1,688,827
2,000	5.000%, 6/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	2,395,500
5,855	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	7,012,826
6,820	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	8,168,655
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	2,290,454
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	11,901,098
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	4,488,284
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	523,855
	Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds,	12/20 at 103.00	N/R	523,810
	Series 2006, 5.250%, 12/01/30
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,568,726
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,349,536
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	525,435
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	11,918,502
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado,	12/22 at 103.00	N/R	528,513
	Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
1,005	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,075,852
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,472,855
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	6,056,271
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	33,872,015
6,525	0.010%, 9/01/26 – NPFG Insured	No Opt. Call	A	5,710,093
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.010%, 9/01/25 – NPFG Insured	No Opt. Call	A	15,315,420
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,103,503
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	29,866,972

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$ 20,000	0.010%, 9/01/27 – NPFG Insured	No Opt. Call	A	$ 16,991,800
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	946,772
7,000	0.010%, 9/01/34 – NPFG Insured	No Opt. Call	A	4,688,600
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	519,990
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	516,230
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	623,158
	2014, 6.000%, 12/01/38
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	860,219
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	1,400,284
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
750	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R	784,905
	Bonds, Series 2016A, 5.300%, 12/01/46
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R	728,966
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	3,823,514
	Bonds, Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,376,801
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	9,157,473
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	1,048,959
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,628,694
980	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	1,029,029
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation	12/20 at 103.00	N/R	520,230
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	910,207
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	Baa1	5,349,756
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding
	Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	1,055,920
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	1,056,510
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General	12/21 at 103.00	N/R	598,203
	Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	741,022
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,176,547
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	744,176
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	926,050
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds,	12/20 at 100.00	AA	5,607,235
	Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,760	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	$ 2,922,288
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series
	2017A, 5.000%, 12/15/41, 144A
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,372,277
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,901,812
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA–	1,205,866
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	6,690,255
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,846,862
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,345,549
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/21 at 103.00	N/R	977,839
	2016, 5.000%, 12/01/46
1,000	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,052,880
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax
	Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	523,040
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,045,100
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R	527,750
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45
500	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams	9/24 at 103.00	N/R	514,160
	County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019,
	4.375%, 12/01/44
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	9,268,910
	5.000%, 11/15/42
364,515	Total Colorado			352,613,295
	Connecticut – 0.4% (0.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	642,911
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	803,092
10,105	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	10,858,631
	University, Refunding Series 2015L, 4.125%, 7/01/41
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan	7/20 at 100.00	AA (4)	3,333,297
	University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)
14,685	Total Connecticut			15,637,931
	Delaware – 0.2% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	10/20 at 100.00	Baa3	2,694,104
	Power LLC Project, Series 2010, 5.375%, 10/01/45
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BB+	2,867,696
1,000	5.000%, 7/01/58	1/28 at 100.00	BB+	1,101,880
6,200	Total Delaware			6,663,680
	District of Columbia – 1.4% (0.9% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	3,896,311
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 5,095	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	$ 5,823,585
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.53	N/R	35,529,720
	Bonds, Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,609,860
	5.000%, 7/01/42
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	3,620,070
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/44
199,375	Total District of Columbia			50,479,546
	Florida – 5.1% (3.3% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	1,032,144
	Bonds, Series 2016, 4.700%, 5/01/36
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A (4)	20,391,560
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc,
	Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,351,443
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,094,554
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project,
	Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	1,154,875
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	1,581,985
4,325	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	4,727,052
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project,
	Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	6,496,792
1,890	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	2,013,020
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	946,827
	2017A, 5.000%, 10/15/37, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,425,419
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,170,007
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	1,620,674
	University, Refunding Series 2013, 6.125%, 11/01/43
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	263,718
320	5.600%, 11/01/46	11/28 at 100.00	N/R	348,336
25	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	27,405
	Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,871,422
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,907,067
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 –	10/21 at 100.00	A1	4,267,600
	AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
$ 280	5.250%, 5/01/35	5/26 at 100.00	N/R	$ 295,739
315	5.300%, 5/01/36	5/26 at 100.00	N/R	332,678
475	5.500%, 5/01/45	5/26 at 100.00	N/R	505,500
655	5.500%, 5/01/46	5/26 at 100.00	N/R	697,058
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	255,668
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	657,632
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	416,087
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,453,589
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,852,802
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,695,009
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	2,119,011
4,250	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,828,637
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,367,708
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,419,116
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,777,612
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	592,048
	Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44
4,430	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,690,351
	Charter Foundation Inc Projects, Series 2017A, 6.125%, 6/15/47, 144A
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,491,840
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment
	Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	1/20 at 100.00	Baa2	1,666,582
1,830	5.000%, 5/01/27 – NPFG Insured	1/20 at 100.00	Baa2	1,851,814
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A2	657,114
	2012, 5.000%, 10/01/30
2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	2,454,043
	Project, Series 2018B, 5.000%, 6/01/53, 144A
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,067,510
	Series 2011, 5.000%, 11/15/25
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	672,656
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	N/R (4)	4,863,664
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,114,474
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,979,174
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	BBB+	6,669,765
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BBB	2,401,745
	Jewish Health System Inc Project, Series 2017, 5.125%, 7/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	A+ (4)	$ 1,637,685
	6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	A3	5,580,350
	2014A, 5.000%, 7/01/44
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (4)	2,596,300
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A (4)	2,587,850
	2010B, 5.000%, 10/01/30 (Pre-refunded 10/01/20)
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,624,352
	2012B, 5.000%, 10/01/37
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	A+	6,906,623
	5.000%, 10/01/42
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	5,268,189
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
4,270	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2	4,558,481
	Health, Inc, Series 2012A, 5.000%, 10/01/42
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	257,018
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	868,098
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
225	4.750%, 11/01/28	11/27 at 100.00	N/R	234,725
375	5.375%, 11/01/36	11/27 at 100.00	N/R	398,370
925	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	1,001,285
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
1,200	St Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%,	No Opt. Call	N/R (4)	1,295,628
	10/01/21 – FGIC Insured (ETM)
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,438,988
	5.000%, 11/15/33
945	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St Joseph’s	1/20 at 100.00	Aaa	990,625
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	11,092,790
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A– (4)	2,145,420
	Aeronautical University, Inc Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,697,000
	University Inc Project, Series 2015, 5.000%, 6/01/40
164,565	Total Florida			178,718,303
	Georgia – 3.5% (2.3% of Total Investments)
5,715	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	6,100,648
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
10,835	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	11,566,146
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	8/20 at 100.00	AA	2,874,099
	2007, 4.000%, 8/01/26
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (4)	1,298,663
	DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	A2 (4)	2,188,080
	12/01/21) – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc
	Project, Series 2019A:
$ 3,500	3.000%, 7/01/44 (WI/DD, Settling 11/07/19)	7/29 at 100.00	A1	$ 3,443,510
7,500	4.000%, 7/01/49 (WI/DD, Settling 11/07/19)	7/29 at 100.00	A1	8,204,700
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010B:
1,180	5.250%, 2/15/37	2/20 at 100.00	AA–	1,192,579
3,820	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,863,968
960	5.125%, 2/15/40	2/20 at 100.00	AA–	969,763
3,090	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,124,515
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	17,908,840
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
6,760	3.950%, 12/01/43	6/27 at 100.00	AAA	7,275,382
5,000	4.000%, 12/01/48	6/27 at 100.00	AAA	5,354,350
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	11,843,741
	2015A, 5.000%, 7/01/60
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	1,342,757
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	4,501,160
	University, Inc Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A
	Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds,
	Series 2019A:
8,680	5.000%, 1/01/49	7/28 at 100.00	Baa3	9,930,614
4,000	5.000%, 1/01/59	7/28 at 100.00	Baa3	4,506,960
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,094,670
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	11,302,313
	Series 2015, 5.000%, 10/01/40
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	1,832,214
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
111,345	Total Georgia			121,719,672
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	714,279
	2013, 5.500%, 7/01/43
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,534,785
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	5,587,400
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	181,516
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	A1	5,426,545
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			12,730,246
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,530,439
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	13,346,659
1,250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,397,700
	Refunding Series 2016, 5.000%, 9/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	$ 9,190,333
	Series 2012A, 5.000%, 3/01/47
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	1,048,160
	Series 2014A, 4.125%, 3/01/37
26,775	Total Idaho			28,513,291
	Illinois – 25.5% (16.4% of Total Investments)
675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	757,681
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	80,206,856
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	1,117,910
	Series 2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues
	Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B2	6,511,744
1,865	5.000%, 12/01/41	12/21 at 100.00	B2	1,935,049
5,205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	B2	5,486,903
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	10,749,060
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	BB–	6,625,934
4,940	5.000%, 12/01/46	12/27 at 100.00	BB–	5,512,200
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	6,805,638
	Refunding Series 2018D, 5.000%, 12/01/46
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	47,318,206
	Series 2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	17,866,526
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	24,947,961
	Series 2017A, 7.000%, 12/01/46, 144A
1,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB–	953,148
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	2,361,479
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	1,159,730
	5.250%, 12/01/40
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,699,122
	5.250%, 12/01/49
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	1/20 at 100.00	A2	7,747,663
	Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	1,062,195
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	22,270,159
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	6,871,048
960	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%,	12/19 at 100.00	Ba1	963,024
	1/01/27 – AMBAC Insured
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,740,650
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	20,904,177
	6.000%, 1/01/38

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 935	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	12/19 at 100.00	Ba1	$ 937,253
	5.000%, 1/01/34
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	1,026,870
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,668,282
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,869,876
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A	3,332,490
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	10,625,800
	City Colleges, Series 2013, 5.250%, 12/01/43
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College
	District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.010%, 2/01/33	2/21 at 44.26	AA–	1,082,625
2,000	0.010%, 2/01/34	2/21 at 41.04	AA–	802,840
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,766,575
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,780,766
3,075	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series	12/19 at 100.00	Baa2	3,084,287
	2000, 5.800%, 6/01/30 – NPFG Insured
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,806,233
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	121,696
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	6,711,575
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
80	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	93,383
39,595	4.000%, 2/15/41	2/27 at 100.00	Aa2	43,434,923
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	7,318,147
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	AA+	1,699,063
19,025	5.000%, 9/01/42	9/24 at 100.00	AA+	21,501,674
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013,	5/22 at 100.00	Baa2	1,802,395
	4.250%, 5/15/43
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	17,983,561
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	Aa2	1,767,702
	2013, 5.000%, 8/15/37
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,616,714
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research
	Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,134,040
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,130,410
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,130,510
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	636,244
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,867,897
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	9,608,166
	8/15/41 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
$ 1,150	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	$ 1,211,721
4,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	4,741,515
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	23,055,600
	2015A, 5.000%, 10/01/46 (UB) (5)
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	21,065,235
	5.000%, 10/01/51
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BBB–	4,136,539
	5.250%, 6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,497,888
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,182,740
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,716,907
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	8,041,350
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35	6/26 at 100.00	BBB–	5,148,500
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	551,351
3,245	5.000%, 5/01/39	5/24 at 100.00	BBB–	3,491,101
	Illinois State, General Obligation Bonds, November Series 2016:
11,800	5.000%, 11/01/40	11/26 at 100.00	BBB–	13,033,336
13,200	5.000%, 11/01/41	11/26 at 100.00	BBB–	14,551,548
	Illinois State, General Obligation Bonds, November Series 2017D:
1,540	5.000%, 11/01/27	No Opt. Call	BBB–	1,766,426
30,560	5.000%, 11/01/28	11/27 at 100.00	BBB–	34,981,421
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,690,900
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	2,636,261
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,425	5.000%, 8/01/23	No Opt. Call	BBB–	3,755,341
1,190	5.000%, 8/01/25	8/22 at 100.00	BBB–	1,268,719
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,165,820
2,990	5.500%, 7/01/38	7/23 at 100.00	BBB–	3,245,107
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,494,850
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	21,760,270
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	A1	12,136,900
	5.000%, 1/01/44
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,921,124
	2015-XF0051, 14.263%, 1/01/38, 144A (IF)
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	7,693,632
	Revenue Source Series 2011A, 5.250%, 1/01/37 – AGM Insured
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB–	18,318,300
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	586,845
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BBB–	821,800
5,185	5.000%, 6/15/53	12/25 at 100.00	BBB–	5,631,791
5,700	5.500%, 6/15/53	12/25 at 100.00	BBB–	6,347,178

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
$ 3,650	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	$ 3,746,105
11,365	5.500%, 6/15/50	6/20 at 100.00	Ba1	11,524,337
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.010%, 6/15/44 – AGM Insured	No Opt. Call	BBB–	10,608,250
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	17,672,256
10,000	0.010%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	3,930,500
41,205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	Ba1	41,658,255
	Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	6,977,600
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB–	16,088,778
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	12,266,939
465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	471,859
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	2,038,409
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,583,190
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A,	12/20 at 100.00	A2 (4)	4,087,005
	5.600%, 12/01/35 (Pre-refunded 12/01/20) – AGM Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	8,754,133
	Group, Inc, Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District	No Opt. Call	Baa2	3,487,880
	2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	A2	13,684,154
	AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	745,235
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,408,143
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	5,812,182
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois,
	General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	981,773
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,091,066
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,217,740
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,120,849
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,217,898
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,441,283
881,301	Total Illinois			885,179,895
	Indiana – 3.2% (2.1% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior
	Series 2017A-1:
500	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	552,285
675	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	741,110
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project,	1/24 at 104.00	N/R	1,724,877
	Series 2016, 6.250%, 1/15/43, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	$ 2,477,006
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	A3	13,387,536
	Project, Series 2014, 5.000%, 10/01/44
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B3	371,033
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B3	125,378
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
10,290	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	11,206,016
	Series 2012A, 5.000%, 5/01/42
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,108,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (4)	5,196,800
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	14,757,077
	Series 2011B, 5.000%, 10/01/41
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	20,461,900
	Series 2014A, 5.000%, 10/01/44
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, Revenue Bonds, PILOT	1/20 at 100.00	AA (4)	5,030,450
	Infrastructure Project, Series 2010F, 5.000%, 1/01/35 (Pre-refunded 1/01/20) – AGM Insured
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,012,600
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA–	17,049,400
110,095	Total Indiana			113,202,168
	Iowa – 3.2% (2.1% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	A1	10,858,200
	Series 2013A, 5.250%, 2/15/44
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	11,640,127
	Company Project, Series 2013, 5.250%, 12/01/25
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/19 at 105.00	B–	19,225,351
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	23,055,603
	Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project,	8/23 at 102.00	N/R	6,030,999
	Series 2018, 5.250%, 8/01/55
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	12/19 at 100.00	B–	8,286,657
2,200	5.500%, 6/01/42	12/19 at 100.00	B–	2,200,418
21,420	5.625%, 6/01/46	12/19 at 100.00	B–	21,423,856
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/19 at 100.00	B–	8,410,836
	5.600%, 6/01/34
106,265	Total Iowa			111,132,047
	Kansas – 0.6% (0.4% of Total Investments)
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth
	Health Services Corporation, Series 2010A:
1,240	5.000%, 1/01/40	1/20 at 100.00	AA–	1,247,552
8,140	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	8,186,886
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series	5/27 at 100.00	BB+	1,118,890
	2017A, 5.000%, 5/15/43

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
$ 4,595	5.000%, 9/01/27	9/25 at 100.00	N/R	$ 4,998,257
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,617,714
2,495	6.000%, 9/01/35	9/25 at 100.00	N/R	2,730,154
19,850	Total Kansas			20,899,453
	Kentucky – 2.1% (1.4% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BB+	5,122,341
	2016, 5.500%, 2/01/44
5,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington	No Opt. Call	N/R	5,130,688
	Project, Series 2016A, 4.400%, 10/01/24
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	11,474,500
	Health, Refunding Series 2017A, 5.000%, 6/01/37
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	5,382,423
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	6,191,360
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,902,159
7,370	5.000%, 7/01/40	7/25 at 100.00	Baa2	8,105,231
10,245	5.000%, 1/01/45	7/25 at 100.00	Baa2	11,222,475
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	4,728,115
8,510	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	9,247,477
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,677,636
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	543,216
68,670	Total Kentucky			74,727,621
	Louisiana – 1.3% (0.8% of Total Investments)
2,875	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	3,129,955
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (4)	4,564,686
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun	10/20 at 100.00	AA (4)	5,195,900
	Facilities Inc Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded
	10/01/20) – AGM Insured
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
135	5.750%, 7/01/25 – AGM Insured (ETM) (UB)	No Opt. Call	A2 (4)	167,584
9,865	5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	A2	11,211,375
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	BBB	10,928,280
	Refunding Series 2017, 0.000%, 10/01/46 (6)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,074,430
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,811,279
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	1,079,540
	4.250%, 6/01/34
42,175	Total Louisiana			45,163,029

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 1.1% (0.7% of Total Investments)
$ 7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	$ 8,086,994
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	5,694,596
10,215	4.000%, 7/01/46	7/26 at 100.00	Ba1	10,626,256
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	Ba3	1,125,117
	Medical Center, Series 2011, 6.750%, 7/01/41
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+	11,209,400
	Issue, Series 2015, 5.000%, 7/01/39
34,245	Total Maine			36,742,363
	Maryland – 1.3% (0.9% of Total Investments)
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	1,061,650
	2017A, 4.375%, 2/15/39, 144A
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,733,700
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	15,584,409
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	11,254,700
	Health System, Series 2015, 5.000%, 7/01/47
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	1,686,285
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
3,010	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A–	3,237,405
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	2,129,700
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,459,597
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	BB	1,427,329
1,250	4.500%, 11/01/43	11/24 at 103.00	BB	1,339,187
2,650	5.000%, 11/01/47	11/24 at 103.00	BB	2,916,087
40,860	Total Maryland			45,830,049
	Massachusetts – 2.7% (1.7% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA	9,557,855
	Commonwealth Contract Assistance Secured, Series 2010B, 5.000%, 1/01/35
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A2	3,144,031
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/37
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	BB	2,494,330
6,195	5.500%, 7/01/44	7/24 at 100.00	BB	6,859,414
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	8,620,660
2,810	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	3,094,175
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	11,757,000
	2018J-2, 5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,299,671
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,269,750

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	$ 4,242,359
	4.000%, 10/01/46
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	8,912,400
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard	12/19 at 100.00	AAA	5,401,102
	University, Tender Option Bond Trust 2016-XL0017, 11.295%, 12/15/34, 144A (Pre-refunded
	12/15/19) (IF) (5)
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	7/20 at 100.00	N/R (4)	1,027,080
	Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	10,556,420
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,932,832
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	5,081,618
	Series 2013A, 5.000%, 5/15/43
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	12/19 at 100.00	AAA	426,471
	Subordinate Series 1999A, 5.750%, 8/01/29
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	A3 (4)	1,294,613
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
81,845	Total Massachusetts			92,971,781
	Michigan – 2.3% (1.5% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	6,889,456
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,070,129
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	3,239,710
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds,
	Bronson Methodist Hospital, Remarketed Series 2006:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	914,207
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,128,415
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,848,936
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,748,492
10,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	11,599,800
	Refunding Series 2016MI, 5.000%, 12/01/45 (UB) (5)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	10,774
3,240	5.000%, 12/01/39	12/21 at 100.00	AA–	3,461,260
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB+	4,207,600
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2011-II-A:
2,750	5.375%, 10/15/36	10/21 at 100.00	AA–	2,953,912
8,260	5.375%, 10/15/41	10/21 at 100.00	AA–	8,864,632
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	14,888,722
	Series 2009C, 5.000%, 12/01/48
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	11/19 at 100.00	B2	3,082,940
	Bonds, Series 2008A, 6.875%, 6/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
$ 3,550	5.000%, 12/01/40	12/25 at 100.00	A	$ 4,115,444
3,600	5.000%, 12/01/45	12/25 at 100.00	A	4,157,244
73,500	Total Michigan			81,181,673
	Minnesota – 1.7% (1.1% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	159,143
440	4.000%, 8/01/41	8/26 at 100.00	BB+	446,477
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	2,063,960
	Project, Refunding Series 2015A, 5.000%, 3/01/34
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	1,875,574
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,560	4.250%, 2/15/43	2/28 at 100.00	A–	10,603,187
27,325	4.250%, 2/15/48	2/28 at 100.00	A–	30,177,730
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	1,503,328
	Series 2016A, 5.000%, 7/01/47
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care	8/20 at 100.00	A2	1,021,770
	Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	N/R	273,006
605	5.000%, 4/01/46	4/26 at 100.00	N/R	406,034
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A2	2,707,175
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
200	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	205,364
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc, Series 2015A:
900	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	937,215
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,379,013
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,870,395
54,195	Total Minnesota			59,629,371
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2	6,149,365
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured
	Missouri – 2.4% (1.5% of Total Investments)
2,960	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	3,057,502
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	419,176
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,572,957
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	12,389,100
	2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	4,841,460
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
$ 1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	$ 1,610,280
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,084,561
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,662,335
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,508,926
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,133,260
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,677,050
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	A1	2,392,200
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
6,330	4.000%, 2/15/44	2/29 at 100.00	A1	6,980,597
13,545	4.000%, 2/15/49	2/29 at 100.00	A1	14,827,711
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	1,022,968
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	450,635
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,705,589
455	5.125%, 12/01/45	12/25 at 100.00	N/R	496,956
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	No Opt. Call	A	5,488,642
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	10,572,466
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
84,785	Total Missouri			82,894,371
	Montana – 0.1% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,278,952
375	5.250%, 5/15/47	5/25 at 102.00	N/R	404,265
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	1/21 at 100.00	A2 (4)	3,156,150
	Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured
4,550	Total Montana			4,839,367
	Nebraska – 1.2% (0.8% of Total Investments)
10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	14,723,779
	Crossover Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	4,815,124
	5.000%, 9/01/32
1,330	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,509,444
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A	2,270,325
2,325	5.000%, 11/01/48	11/25 at 100.00	A	2,633,062
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A–	4,212,665
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	$ 4,266,082
	2018C, 3.750%, 9/01/38
6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BBB	7,603,012
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
35,635	Total Nebraska			42,033,493
	Nevada – 2.1% (1.3% of Total Investments)
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	24,163,159
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	14,599,477
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	446,396
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
23,605	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	25,754,471
	Bonds, Series 2018B, 4.000%, 7/01/49
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	6/21 at 100.00	N/R	990,250
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	540,020
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	4,411,560
	Transportation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
4,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	648,765
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.010%, 7/01/58, 144A
72,550	Total Nevada			71,554,098
	New Hampshire – 0.2% (0.1% of Total Investments)
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	5,265,150
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	555,040
	Hanover, Series 2016, 5.000%, 10/01/40
5,500	Total New Hampshire			5,820,190
	New Jersey – 6.0% (3.9% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	41,178,519
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,521,218
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	7,973,779
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	6,268,600
11,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	BBB+	13,585,150
	2015WW, 5.250%, 6/15/40
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	635,670
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	12/19 at 100.00	BB+	1,504,755
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	A1	3,782,138
	Refunding Series 2014A, 5.000%, 7/01/44
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	1,691,754
	Appreciation Series 2010A, 0.000%, 12/15/26
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	2,239,182
	Series 2006A, 5.250%, 12/15/20

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	$ 13,701,400
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
9,940	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	10,360,959
	2011B, 5.000%, 6/15/42
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	BBB+	21,859,632
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	14,895,742
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,933,354
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	9,119,087
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	A2	40,633,480
	AGM Insured
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
120	14.027%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	N/R (4)	165,516
80	14.027%, 1/01/43, 144A (IF) (5)	7/22 at 100.00	A2	110,344
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L,	5/23 at 100.00	A+	1,259,805
	5.000%, 5/01/43
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	3,489,570
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,759,423
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,607,810
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
189,230	Total New Jersey			208,276,887
	New Mexico – 0.1% (0.0% of Total Investments)
	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement
	Residences Project, Series 2019A:
670	5.000%, 5/15/44 (WI/DD, Settling 11/07/19)	5/26 at 103.00	BB+	741,677
1,200	5.000%, 5/15/49 (WI/DD, Settling 11/07/19)	5/26 at 103.00	BB+	1,320,960
1,870	Total New Mexico			2,062,637
	New York – 4.9% (3.2% of Total Investments)
12,060	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	13,749,606
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	Baa2	2,540,812
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	15,041,014
	2017A, 5.000%, 10/01/47 (UB) (5)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,658,848
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	AA	7,405,842
	Cornell University, Series 2010A, 5.000%, 7/01/35
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	3,048,327
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	6,287,456
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	2,964,365
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,386,623
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$ 105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	$ 110,510
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,406,147
325	5.750%, 2/15/47	2/21 at 100.00	AA–	342,849
525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	555,881
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (4)	6,432,939
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	10,890,300
	5.000%, 9/01/42
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	4,540,588
	Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	Baa1	1,121,590
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	12/19 at 100.00	A3	4,070,250
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	13,444,571
	General Resolution Revenue Bonds, Series 2015, 5.000%, 6/15/46 (UB) (5)
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 –	12/19 at 100.00	AA	5,015
	FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	31,577,797
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,612,582
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	6,856,395
	3.750%, 10/01/43
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	6,229,605
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB+	8,943,043
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,315,653
	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006:
5,000	5.000%, 6/01/45	6/27 at 100.00	CCC+	4,991,200
3,110	5.000%, 6/01/48	6/27 at 100.00	N/R	3,095,818
152,675	Total New York			170,625,626
	North Carolina – 0.6% (0.4% of Total Investments)
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA	10,824,800
	University Health System, Series 2012A, 5.000%, 6/01/42
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A+ (4)	5,172,968
	Health, Refunding Series 2012A, 5.000%, 6/01/36 (Pre-refunded 6/01/22)
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	2,329,396
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	7/27 at 100.00	N/R	2,354,336
	Bonds, Aldersgate United Retirement Community Inc, Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	1,917,744
	5.000%, 7/01/54
20,705	Total North Carolina			22,599,244
	North Dakota – 2.2% (1.4% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	10,820,127
	Obligated Group, Series 2018B, 4.250%, 2/15/48

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
$ 7,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	$ 7,433,090
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,175,890
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa2	2,371,798
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	5,169,360
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	1,072,520
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	11,489,700
28,000	5.000%, 6/01/53	6/28 at 100.00	BBB–	31,421,600
1,085	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds,	No Opt. Call	B	1,108,393
	Series 2012A, 5.000%, 3/01/21
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,115,400
	Project, Series 2013, 7.750%, 9/01/38 (7)
69,340	Total North Dakota			75,177,878
	Ohio – 10.7% (6.9% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	4,463,302
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
2,740	4.000%, 5/01/33	5/22 at 100.00	A2	2,849,518
1,930	5.000%, 5/01/33	5/22 at 100.00	A2	2,083,281
3,405	5.000%, 5/01/42	5/22 at 100.00	A2	3,643,554
100,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	11/19 at 9.11	N/R	4,350,000
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
36,565	5.125%, 6/01/24	11/19 at 100.00	CCC+	36,615,460
14,210	5.375%, 6/01/24	11/19 at 100.00	CCC+	14,225,631
20,320	5.875%, 6/01/30	11/19 at 100.00	CCC+	20,375,677
26,655	5.750%, 6/01/34	11/19 at 100.00	CCC+	26,688,585
2,715	6.000%, 6/01/42	11/19 at 100.00	B–	2,730,475
22,960	5.875%, 6/01/47	11/19 at 100.00	B–	23,107,403
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa3	10,243,900
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior	1/24 at 104.00	N/R	1,090,440
	Series 2017A-1, 6.250%, 1/15/34, 144A
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	3,052,610
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,503,360
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
3,345	5.000%, 12/01/51	6/23 at 100.00	A1	3,679,567
4,965	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	5,619,536
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	Baa3	5,786,350
	Series 2018A, 5.250%, 11/15/48
37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	A1	39,332,934
	2014, 4.375%, 12/01/44 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project,
	Series 2019A:
$ 1,165	4.000%, 9/01/40	9/29 at 100.00	BB+	$ 1,225,161
1,750	4.000%, 9/01/45	9/29 at 100.00	BB+	1,823,045
2,000	5.000%, 9/01/49	9/29 at 100.00	BB+	2,292,260
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	8,419,326
	Improvement Series 2012A, 5.000%, 11/01/42
4,440	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	4,579,949
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3	7,056,449
	Series 2013A, 5.000%, 1/01/38 (UB) (5)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
390	14.527%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	542,143
1,750	14.618%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	2,437,558
625	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	870,694
1,250	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	1,741,388
1,725	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	2,403,115
2,000	14.625%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	2,786,220
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	3,160,748
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,556,950
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,928,760
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	12,803,400
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	7,501,250
	FirstEnergy Generation Corporation Project, Series 2009A, 0.000%, 8/01/20 (7)
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	926,625
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,782,650
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33
	(Mandatory Put 6/01/20) (7)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	882,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34 (7)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	22,270,462
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (7)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	5,476,928
	Series 2013A-1, 5.000%, 2/15/48
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,405,590
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	997,225
	Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33 (7)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	21,884,362
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put
	6/01/22) (7)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	21,964,800
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put
	6/01/22) (7)
1,610	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,420,825
	Nuclear Generating Corporation Project, Series 2010C, 0.000%, 6/01/33 (7)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
$ 1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	$ 1,194,349
870	6.000%, 12/01/42	12/22 at 100.00	BB–	939,165
1,615	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	1/24 at 104.00	N/R	1,751,968
	Series 2016A-1, 6.125%, 1/15/34, 144A
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,417,607
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America	1/20 at 100.00	A1	2,010,760
	Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured
449,835	Total Ohio			372,895,815
	Oklahoma – 0.7% (0.4% of Total Investments)
1,225	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,353,625
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (4)	3,582,390
	(Pre-refunded 6/01/20)
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds,
	Series 2011:
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,587,660
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,066,950
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	6,348,952
5,530	5.500%, 8/15/57	8/28 at 100.00	BB+	6,594,470
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,650,869
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45
20,385	Total Oklahoma			23,184,916
	Oregon – 0.2% (0.1% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,090,150
800	5.500%, 10/01/49	10/24 at 100.00	N/R	873,816
	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A:
555	5.250%, 4/01/31	4/21 at 100.00	Aa2	585,614
3,445	5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	3,638,712
5,800	Total Oregon			6,188,292
	Pennsylvania – 8.0% (5.2% of Total Investments)
14,855	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	15,951,448
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	A1	3,457,528
	2010, 5.000%, 6/01/40 – AGM Insured
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	2,838,831
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,098,712
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35
	(Mandatory Put 7/01/21) (7)
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	8,311,875
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (7)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
$ 13,235	4.375%, 1/01/35 (Mandatory Put 7/01/22) (7)	No Opt. Call	N/R	$ 14,194,537
3,145	3.500%, 4/01/41 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	2,775,462
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,094,300
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (7)
13,445	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	Baa2	15,268,949
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,761,474
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	7,231,745
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Jefferson Health System, Series 2010A:
1,580	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	1,612,248
4,435	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,524,321
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	12,004,006
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured (UB) (5)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	1,119,930
	Social Ministries Project, Series 2015, 5.000%, 1/01/29
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	8,216,880
	Health System Project, Series 2012A, 5.000%, 6/01/42
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series	1/20 at 100.00	AA (4)	8,803,988
	2010E, 5.000%, 1/01/40 (Pre-refunded 1/01/20) – AGM Insured
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	3,501,090
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,344,775
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	1,683,585
	Concession, Series 2013A, 5.125%, 12/01/47
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage
	Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	8,214,121
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	5,462,057
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,480	5.250%, 1/15/45	1/25 at 100.00	Ba1	11,690,335
1,200	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,337,472
11,810	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	12,770,862
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
13,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	16,632,000
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,234,185
	5.000%, 12/01/45
6,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	A1	7,854,423
	5.000%, 12/01/43
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	13,966,370
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	17,220,750
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	5,466,750
	4.000%, 12/01/49

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	$ 11,177,524
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,100,250
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	18,196,825
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/20 at 100.00	A2	7,227,918
	Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGM Insured
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	5,309,604
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,220,265
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,089,800
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	BB+	5,996,761
	Series 2012B, 4.000%, 1/01/33
254,365	Total Pennsylvania			277,963,956
	Puerto Rico – 1.3% (0.8% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,727	6.000%, 7/01/38	12/19 at 100.00	C	1,750,746
9,425	6.000%, 7/01/44	12/19 at 100.00	C	9,554,594
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,200	5.125%, 7/01/37	7/22 at 100.00	C	2,301,750
4,705	5.250%, 7/01/42	7/22 at 100.00	C	4,934,369
8,315	6.000%, 7/01/47	7/22 at 100.00	C	8,865,869
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	12/19 at 100.00	Baa2	604,933
	5.000%, 7/01/29 – NPFG Insured
4,412	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	4,642,748
	2018A-1, 5.000%, 7/01/58
723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	733,621
	Cofina Project Series 2019B-2, 4.536%, 7/01/53
3,635	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	3,753,974
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
11,910	0.000%, 8/01/47	No Opt. Call	N/R	3,151,874
23,564	0.000%, 8/01/54	No Opt. Call	N/R	4,309,789
71,206	Total Puerto Rico			44,604,267
	Rhode Island – 1.2% (0.8% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	1,177,670
	England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/19 at 14.61	CCC–	39,162,895
	Bonds, Series 2007A, 0.000%, 6/01/52
293,435	Total Rhode Island			40,340,565
	South Carolina – 2.8% (1.8% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	5,755,404
	0.000%, 1/01/31 – AMBAC Insured
2,705	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina,	4/21 at 100.00	A2 (4)	2,859,077
	Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%,
	4/01/44 (Pre-refunded 4/01/21) – AGC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc, Refunding Series 2017B:
$ 1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	$ 1,081,210
750	5.000%, 5/01/42	5/23 at 104.00	N/R	805,215
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	1,364,275
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
4,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma	5/28 at 100.00	A	4,667,600
	Health Obligated Group, Series 2018A, 5.000%, 5/01/48
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2015A:
11,170	5.000%, 12/01/50	6/25 at 100.00	A–	12,649,690
34,000	5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A–	38,503,980
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	5,636,000
	Series 2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	1,462,628
	2013A, 5.125%, 12/01/43
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	11,675,943
	2014A, 5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Refunding	4/22 at 100.00	A3	10,991,280
	Revenue Bonds, Series 2012A, 5.000%, 4/15/32
89,320	Total South Carolina			97,452,302
	South Dakota – 0.8% (0.5% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	17,575,050
	Refunding Series 2017, 5.000%, 7/01/46
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	4,448,385
	Health, Refunding Series 2017, 5.000%, 9/01/40
4,350	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/21 at 100.00	A1	4,574,808
	Series 2012A, 5.000%, 7/01/42
23,115	Total South Dakota			26,598,243
	Tennessee – 1.0% (0.7% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	14,457,358
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
1,685	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,824,097
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,054,388
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	2,161,180
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	2,941,214
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,136,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (7)
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	11,133,200
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A
34,635	Total Tennessee			36,707,437

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 11.3% (7.3% of Total Investments)
$ 735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	$ 746,863
	Schools, Series 2016A, 4.375%, 8/15/36
3,635	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,887,742
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
3,105	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,307,632
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	6,386,611
	11/15/45 (UB) (5)
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,679,725
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,380	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	2,491,122
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,225	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,414,829
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
395	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	417,807
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,578,075
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,798,022
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	15,454,470
	5.000%, 1/01/45
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	6,480,187
	3.375%, 1/01/41
790	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	816,418
	Public Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	787,590
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	705,365
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	4,354,520
	Education Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
660	5.750%, 9/01/28	9/23 at 103.00	N/R	682,645
770	6.500%, 9/01/46	9/23 at 103.00	N/R	803,688
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	12,498,244
	Improvement Series 2012C, 5.000%, 11/01/45
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R	2,874,488
	2013A, 6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	439,440
	2014A, 5.250%, 9/01/44
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,324,301
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	9,397,755
	Inc Project, Series 2012B, 4.750%, 11/01/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51	10/23 at 100.00	AA	22,623,400
10,000	5.000%, 4/01/53 (UB) (5)	10/23 at 100.00	AA	11,119,600
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA	7,920,341
	Option Bond Trust 2015-XF0228, 14.747%, 11/01/44, 144A (IF) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	$ 4,860,316
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	Aa2	1,855,344
	Tender Option Bond Trust 2016-XG0054, 11.408%, 11/01/41, 144A (IF) (5)
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	8,889,994
	Trust 2015-XF0064, 12.123%, 8/15/32 – AGM Insured, 144A (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	A2	1,911,300
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A–	6,734,160
	Series 2014A, 5.000%, 11/15/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (4)	994,696
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	6,735,859
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc,	8/25 at 100.00	AAA	5,360,550
	Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,648,566
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	4,184,824
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	5,300,556
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (4)	24,841,420
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	7,082,168
	Refunding Series 2012A, 5.000%, 8/01/46
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	12/19 at 100.00	BBB+	3,502,765
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	1,084,027
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	1,145,680
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,409,576
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,454,812
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,106,074
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,974,014
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,500,855
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,430,637
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	805,591
	Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B2	210,905
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,870,339
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	863,148
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State
	University Project, Series 2014A:
$ 1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	$ 1,082,510
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,363,218
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,707,616
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	5,774,841
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/39
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	3,455,028
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	3,233,149
3,910	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	5,309,350
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,769,638
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,291,400
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	644,862
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	Baa2	1,045,150
	Edward’s University Project, Series 2016, 4.000%, 6/01/41
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	11/21 at 100.00	AA–	2,567,204
	Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	2,085,985
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	222,175
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	2,764,265
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	20,341,743
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB) (5)
4,300	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa3	4,455,144
	Bonds, NRG Energy, inc Project, Fixed Rate Series 2012, 4.125%, 12/01/45
4,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	4,369,840
	Series 2018A, 4.250%, 9/01/43
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB	2,736,925
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB	2,722,450
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB	4,734,320
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB	3,225,406
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	3,390,187
	Tier Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First
	Tier Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,797,469
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,898,600

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
$ 5,000	5.000%, 8/15/37	8/24 at 100.00	BBB+	$ 5,628,200
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB+	35,547,993
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	8,775,075
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	3,960,484
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	5/20 at 100.00	AA–	1,880,204
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
374,215	Total Texas			394,529,487
	Virginia – 1.9% (1.2% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,249,548
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,134,606
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,122,921
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	15,967,686
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	14,250,720
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	13,329,300
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	2,216,180
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion
	Health System Obligated Group, Series 2005B:
15	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	15,374
985	5.000%, 7/01/38	7/20 at 100.00	Aa3	1,004,267
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	Ba2	1,098,770
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,045	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	2,433,918
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
55,655	Total Virginia			66,823,290
	Washington – 1.4% (0.9% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	5,851,700
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (5)
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	5,972,640
	Research Center, Series 2011A, 5.625%, 1/01/35
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,900,888
	Services, Tender Option Bond Trust 2015-XF0148, 14.712%, 10/01/44, 144A (IF) (5)
6,565	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	7,141,867
	Series 2012A, 5.000%, 10/01/42
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB	6,027,373
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB	4,027,483

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	$ 18,551,515
	0.000%, 6/01/28 – NPFG Insured (UB) (5)
49,175	Total Washington			49,473,466
	West Virginia – 1.7% (1.1% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	2,093,724
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A,	6/20 at 100.00	A1 (4)	10,236,000
	5.000%, 6/15/40 (Pre-refunded 6/15/20)
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	45,492,451
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
52,755	Total West Virginia			57,822,175
	Wisconsin – 4.0% (2.6% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,826,055
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	315,922
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	515,175
	School Bonds, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,509,038
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	6,090,780
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	1,018,290
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,820,341
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	42,036,111
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,880,965
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,
	Series 2017A:
1,730	5.000%, 12/01/27	No Opt. Call	BBB–	1,914,608
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,127,979
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	4,520,529
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,737,619
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	2,693,550
	Refunding Series 2016C, 4.050%, 11/01/30
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	9,004,232
	Care, Inc, Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA–	7,110,145
	Inc Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
3,495	4.500%, 2/15/40	2/22 at 100.00	A–	3,618,653
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,573,061
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc, Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,771,980
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,592,865

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (4)	$ 1,333,638
	Inc, Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,561,650
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	17,158,810
	Lutheran, Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 103.00	N/R	1,080,760
	American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,833,100
	Health Care, Inc, Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,072,060
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,613,250
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	1,129,160
	Memorial Hospital, Inc, Series 2014A, 5.000%, 7/01/34
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc, Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	573,953
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,400,558
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	A	1,096,140
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,727,724
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,900,439
126,985	Total Wisconsin			140,159,140
	Wyoming – 0.1% (0.0% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	A–	1,066,400
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,076,920
2,000	Total Wyoming			2,143,320
$ 5,657,792	Total Long-Term Investments (cost $4,838,743,489)			5,399,427,282
	Floating Rate Obligations – (5.3)%			(184,980,000)
	MuniFund Preferred Shares, net of deferred offering costs – (11.6)% (8)			(403,797,156)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (40.5)% (9)			(1,407,881,715)
	Other Assets Less Liabilities – 2.1%			74,193,867
	Net Assets Applicable to Common Shares – 100%			$ 3,476,962,278

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.5%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.5% (99.9% of Total Investments)
	Alabama – 1.2% (0.7% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 9,251,454
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
6,710	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	1/20 at 100.00	Aaa	7,164,200
	Daughters of Charity National Health System – Providence Hospital and St Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	8,253,257
	5.000%, 9/01/46
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	5/20 at 100.00	BBB	2,424,115
	International Paper Company Project, Series 2010A, 5.800%, 5/01/34
23,505	Total Alabama			27,093,026
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	1,096,400
2,950	5.000%, 1/01/33 (AMT)	7/25 at 100.00	Baa2	3,218,037
2,900	5.000%, 1/01/34 (AMT)	7/25 at 100.00	Baa2	3,155,664
95	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	11/19 at 100.00	A2	95,129
	Bonds, Series 2006A, 4.625%, 6/01/23
6,945	Total Alaska			7,565,230
	Arizona – 2.7% (1.7% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,367,639
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	3,217,000
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,930	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy	12/19 at 101.00	N/R	2,939,054
	Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	11,155,479
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,255	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,323,597
	Series 2017A, 7.000%, 7/01/41, 144A
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	3,395,528
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	2,087,627
	HonorHealth, Series 2019A, 5.000%, 9/01/42
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (4)	4,613,850
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
4,360	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/19 at 101.00	N/R	4,358,866
	Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%,
	7/01/22, 144A
3,065	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/19 at 101.00	N/R	3,064,172
	Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B,
	4.000%, 7/01/22, 144A
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27 (AMT)	7/22 at 100.00	A1	432,812
950	5.000%, 7/01/32 (AMT)	7/22 at 100.00	A1	1,023,302

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$ 335	6.000%, 7/01/33	7/20 at 102.00	BB–	$ 337,888
365	6.000%, 7/01/43	7/20 at 102.00	BB–	365,088
205	6.000%, 7/01/48	7/20 at 102.00	BB–	203,883
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,423,388
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,636,901
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	1,968,607
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	621,287
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	2,247,089
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	886,348
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+ (4)	3,958,459
	Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	9,740,191
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
58,655	Total Arizona			63,368,055
	California – 23.8% (15.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA– (4)	1,539,660
	Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA–	1,889,520
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,599,446
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	570,032
	5.000%, 3/01/41
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	2,145,537
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	2,901,666
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	4,248,868
1,515	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,682,983
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/19 at 100.00	N/R	1,295,168
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	11/19 at 100.00	B2	3,329,954
13,500	5.600%, 6/01/36	11/19 at 100.00	B2	13,596,795
12,025	5.650%, 6/01/41	11/19 at 100.00	B2	12,109,175
200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/19 at 100.00	A2	200,060
	Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,329,331
710	5.000%, 7/01/37	7/23 at 100.00	AA–	797,231

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	$ 907,294
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
1,310	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB (4)	1,364,313
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	2,168,396
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	2,142,020
	Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,217,440
	California, Various Projects Series 2013A, 5.000%, 3/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+ (4)	1,523,625
	Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/21 at 100.00	A+	4,833,315
	Series 2011A, 5.125%, 10/01/31
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,014,410
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	8,841,785
3,000	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	AA–	3,230,460
	5.250%, 10/01/32
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	11,146,900
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	2,525,602
17,155	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	19,158,189
24,540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	27,697,316
10,340	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	12,133,370
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	979,920
	Charity Health System, Series 2005A, 5.500%, 7/01/39
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	671,085
	Charity Health System, Series 2005H, 5.750%, 7/01/25
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	7,221,855
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
1,135	5.000%, 8/01/38	8/23 at 100.00	AA	1,281,177
1,865	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	2,134,567
4,000	Coast Community College District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA+	3,866,080
	Series 2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	A+	2,375,404
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured
2,180	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+ (4)	2,344,961
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (AMT) (ETM)
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,493,989
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	Aa2	5,550,500
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,094,846
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 –
	NPFG Insured

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	$ 2,928,173
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 –
	NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB–	2,538,066
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (5)	No Opt. Call	BBB–	2,855,190
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,804,483
3,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,171,074
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,640,986
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	6,569,251
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,688,260
	0.000%, 8/01/32 – FGIC Insured
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	AA (4)	1,083,610
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	9,828,375
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,851,605
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured
8,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,827,789
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	514,200
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa	7,770,119
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	2,808,604
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	3,849,450
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,862,600
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	17,430,809
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A	2,916,320
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 4.500%,
	1/01/27 (AMT)
540	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A1 (4)	548,591
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA	2,404,120
	Bonds, Series 2011, 5.875%, 8/01/31
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	A1	1,252,490
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%,	10/28 at 100.00	BBB–	2,635,304
	10/01/42, 144A
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (5)	2/28 at 100.00	AA	1,120,269
2,320	0.000%, 8/01/43 (5)	8/35 at 100.00	AA	2,275,224

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	$ 8,495,362
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	4,133,376
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,448,302
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	7,108,001
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,757,151
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	A+	9,917,541
	Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
405	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (4)	415,429
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BB+	5,488,080
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	BB+	16,296,443
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (5)
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BB+	6,918,400
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	1,656,812
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	11,121,737
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (AMT) (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA+ (4)	2,670,025
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,228,185
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A2	2,742,560
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (4)	2,066,920
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	229,940
	Series 2013A, 5.750%, 6/01/44
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	BBB+	2,466,386
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	3,923,602
	2011, 7.500%, 12/01/41
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	186,938
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
3,000	San Diego Community College District, California, General Obligation Bonds, Tender	8/21 at 100.00	AAA	3,636,120
	Option Bond Trust 2016-XG0053, 11.625%, 8/01/41 (Pre-refunded 8/01/21), 144A (IF) (6)
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	59,778,585
	International Airport, Second Series 2018D, 5.000%, 5/01/48 (AMT)
22,975	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	27,575,514
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	3,054,510
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB	7,527,503
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB	3,561,604

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	$ 6,759,587
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
9,750	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	AA–	10,959,195
	Election of 2014 Series 2018B, 4.000%, 8/01/43
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	A2	1,713,946
	Refunding Series 2015, 0.000%, 8/01/45
10,000	Santa Monica Community College District, Los Angeles County, California, General	8/28 at 100.00	Aa2	11,270,800
	Obligation Bonds, 2016 Election Series 2018A, 4.000%, 8/01/47
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (4)	692,056
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	6,179,806
	2018, 4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	12/19 at 40.05	N/R	2,990,625
37,555	0.000%, 6/01/47	12/19 at 21.32	N/R	7,972,551
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	AA–	2,025,533
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,595	5.000%, 6/01/37	11/19 at 100.00	B–	11,607,754
3,090	5.125%, 6/01/46	11/19 at 100.00	B–	3,093,523
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	AA–	1,571,760
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,
	Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured (5)	8/31 at 100.00	AA	4,159,192
3,900	5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	AA (4)	4,214,145
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (4)	3,224,970
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
563,320	Total California			562,169,676
	Colorado – 7.3% (4.6% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation	12/20 at 100.00	Aa2 (4)	1,317,763
	Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A3	1,752,510
	2015, 5.000%, 12/01/35 – BAM Insured
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	N/R	1,280,975
	Series 2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	819,291
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,442,774
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	707,180
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R (4)	537,135
	Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	818,294
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,328,080
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	722,850
	Refunding Series 2013A, 6.000%, 12/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	$ 1,043,690
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater	12/19 at 100.00	N/R	1,241,860
	Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/19 at 100.00	AA–	1,001,780
	Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29
1,745	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks	12/19 at 100.00	N/R	1,746,291
	Academy, Series 2006A, 5.400%, 5/01/26
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	10,481,431
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	2,242,760
	Colorado Project, Series 2013A, 5.000%, 12/01/36
30,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	35,783,464
	Series 2019A-2, 5.000%, 8/01/44
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	2,083,360
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	674,874
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	N/R (4)	4,377,776
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	11,569,115
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	2,301,544
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	Aa2	2,533,410
	5.000%, 11/15/38
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	12/19 at 100.00	AA	20,054
	Revenue Bonds, Series 2009A, 5.000%, 3/01/34
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds,	12/20 at 100.00	BBB+ (4)	1,042,250
	Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds,	12/20 at 103.00	N/R	523,810
	Series 2006, 5.250%, 12/01/30
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	A+	2,427,744
	5.000%, 11/15/32
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,335,019
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
835	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	893,868
1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,402,355
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	5,176,300
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.010%,	No Opt. Call	A	7,740,348
	9/01/26 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.010%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,010,555
11,100	0.010%, 9/01/31 – NPFG Insured	No Opt. Call	A	8,232,981
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,164,400
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	A	5,133,673
	9/01/28 – NPFG Insured

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
$ 475	5.500%, 12/01/30	12/22 at 100.00	N/R	$ 509,476
180	5.250%, 12/01/34	12/22 at 100.00	N/R	190,449
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	519,990
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
945	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	975,675
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,191,263
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,056,200
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	795,733
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,625,425
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	6,268,599
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding	12/21 at 100.00	A–	1,063,640
	Bonds, Series 2011A, 5.000%, 12/01/41
825	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	871,621
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	2,108,500
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	3,172,775
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	518,250
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA–	1,624,853
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	Baa3	4,467,490
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,426,088
1,020	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	1,066,726
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	551,885
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
648	Thompson Crossing Metropolitan District 6, Johnstown, Larimer County, Colorado, General	12/20 at 103.00	N/R	672,462
	Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	60,514
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	115,802
	Refunding Series 2016, 5.250%, 12/01/40
176,463	Total Colorado			171,764,980
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A	1,570,470
	HealthCare, Series 2011A, 5.000%, 7/01/41
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	5,816,450
	Credit Group, Series 2016CT, 5.000%, 12/01/45
6,500	Total Connecticut			7,386,920

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 6.6% (4.2% of Total Investments)
$ 1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/20 at 100.00	BBB	$ 1,283,813
	Academy, Inc Project, Series 2010A, 6.000%, 9/01/40
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,065,531
865	5.000%, 9/01/45	9/23 at 100.00	BBB	915,992
625	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	670,700
	Series 2016A, 5.375%, 11/01/36
30	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	32,887
	Series 2016B, 5.625%, 11/01/35
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	693,309
	Bonds, Series 2016, 4.700%, 5/01/36
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000,	12/19 at 100.00	Caa1	3,432,573
	7.500%, 11/01/20 (AMT)
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,616,515
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	3,131,343
	Project, Series 2015A, 5.000%, 7/01/50
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
125	5.250%, 11/01/37	11/28 at 100.00	N/R	134,550
160	5.600%, 11/01/46	11/28 at 100.00	N/R	174,168
25	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	27,405
	Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	586,197
615	5.300%, 5/01/36	5/26 at 100.00	N/R	649,514
955	5.500%, 5/01/45	5/26 at 100.00	N/R	1,016,321
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,388,794
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,151,895
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,491,763
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,158,541
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,450,118
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,811,971
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,500,893
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc, Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	1,010,080
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,835,888
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	995,859
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	613,178
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
30,000	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	1/20 at 104.00	N/R	28,575,000
10,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/20 at 105.00	N/R	9,459,400
10,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	9,422,100

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 10,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility	No Opt. Call	Aaa	$ 10,012,700
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 1.900%, 1/01/49 (AMT)
	(Mandatory Put 3/17/20)
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1	1,165,615
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	332,675
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	5,863,750
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	16,694,981
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	1,977,255
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (AMT)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A3	5,311,688
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,201,520
	10/01/49 (AMT)
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,722,765
	2012B, 5.000%, 10/01/37
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	A+	7,717,234
	5.000%, 10/01/42
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,356,097
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2	2,332,619
	Health, Inc, Series 2012A, 5.000%, 10/01/42
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B,	10/24 at 100.00	Aa2	2,699,260
	5.000%, 10/01/46
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	94,985
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,745	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	1,953,231
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	573,471
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
160	4.750%, 11/01/28	11/27 at 100.00	N/R	166,915
265	5.375%, 11/01/36	11/27 at 100.00	N/R	281,515
375	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	398,588
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
130	4.350%, 5/01/26	No Opt. Call	N/R	133,361
100	4.875%, 5/01/35	5/26 at 100.00	N/R	104,378
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,490,427
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,572,844
	5.000%, 11/15/33
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	73,358
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	12/19 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (7)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	$ 252,892
	Series 2015-1, 0.000%, 5/01/40
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	126,700
	Series 2015-2, 0.000%, 5/01/40
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (7)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	321,885
	Series 2016A-1, 5.375%, 11/01/37
151,255	Total Florida			155,229,010
	Georgia – 2.1% (1.3% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	3,212,121
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	15,672,000
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	4,784,164
	FGIC Insured
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (4)	3,376,522
	DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010A:
590	5.000%, 2/15/30	2/20 at 100.00	A	596,130
1,910	5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,930,666
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2010B:
475	5.250%, 2/15/37	2/20 at 100.00	AA–	480,064
1,525	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,542,553
1,180	5.125%, 2/15/40	2/20 at 100.00	AA–	1,192,001
3,820	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,862,669
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	4,387,381
	2015A, 5.000%, 7/01/60
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	861,949
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
1,070	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,262,568
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,322,380
	University, Inc Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
2,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	6/24 at 100.00	Baa1	2,801,288
	Power Company – Scherer Plant, First Series 1995, 2.250%, 7/01/25
46,545	Total Georgia			49,284,456
	Guam – 0.2% (0.1% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	BBB– (4)	4,114,800
	2010, 5.500%, 7/01/30 (Pre-refunded 7/01/20)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	890,101
	2013, 5.500%, 7/01/43
4,810	Total Guam			5,004,901
	Hawaii – 0.2% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/20 at 100.00	A1 (4)	1,028,160
	Health Obligated Group, Series 2010A, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	3,352,440
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii (continued)
$ 1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	$ 1,258,672
	University, Series 2013A, 6.625%, 7/01/33
5,175	Total Hawaii			5,639,272
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,313,838
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	648,264
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,962,102
	Illinois – 30.1% (19.2% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	59,735,500
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B2	1,048,590
	Series 2011A, 5.500%, 12/01/39
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	10,749,060
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
8,455	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	9,601,075
	Refunding Series 2017H, 5.000%, 12/01/36
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	BB–	2,251,908
51,780	7.000%, 12/01/44	12/25 at 100.00	BB–	62,977,425
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	7,910,484
	Series 2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	BB–	370,908
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	1,413,572
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	BB–	1,250,785
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	BB–	2,058,927
8,565	0.010%, 12/01/31 – NPFG Insured	No Opt. Call	BB–	5,835,591
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	4,533,490
	5.250%, 12/01/40
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.010%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	19,703,090
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	5,522,476
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	9,622,802
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	Ba1	761,971
	2002B, 5.500%, 1/01/31
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,918,281
	5.000%, 1/01/35
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	32,172,603
	6.000%, 1/01/38
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	2,236,160
	5.500%, 1/01/40
305	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	12/19 at 100.00	Ba1	305,735
	5.000%, 1/01/34
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	5,062,469

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	Ba1	$ 574,844
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	11,410,226
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	6,566,879
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	848,293
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	A2	1,204,264
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,128,050
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	10,973,256
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (4)	6,112,998
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal	6/22 at 100.00	A2	3,272,591
	Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A,	11/20 at 100.00	A2	26,272,767
	5.250%, 11/15/33
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	849,504
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network,
	Refunding and Improvement Series 2011A:
1,380	6.875%, 10/01/31	10/21 at 100.00	BB+	1,473,633
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,698,736
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	2,896,009
	5.000%, 12/01/37
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%,	4/21 at 100.00	A (4)	5,549,852
	10/01/27 (Pre-refunded 4/01/21)
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	Baa1	958,948
	Series 2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013,	5/22 at 100.00	Baa2	5,306,371
	5.000%, 5/15/43
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	23,943,400
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding
	Series 2010A:
330	6.000%, 5/15/39	5/20 at 100.00	A3	339,270
2,030	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	2,080,933
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	468,062
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,019,600
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	1,174,478
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	A2 (4)	506,570
	Inc, Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,634,175
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (6)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,458,340
	2015A, 5.000%, 10/01/46 (UB) (6)
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	4,350,142
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	6,633,540
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,373,100

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, February Series 2014:
$ 2,010	5.250%, 2/01/30	2/24 at 100.00	BBB–	$ 2,205,995
3,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	3,748,856
3,745	5.250%, 2/01/34	2/24 at 100.00	BBB–	4,082,424
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	6,433,080
8,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	9,779,603
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	3,453,989
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	3,332,670
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,650,848
5,795	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	6,633,421
4,900	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB–	5,569,536
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	29,536,984
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	7,932,877
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	3,168,581
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	771,204
	2015-XF0051, 14.263%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,329,525
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	9,824,189
	Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)
	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois,
	General Obligation Bonds, Series 2011B:
85	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	86,043
1,160	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,174,094
	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,
	General Obligation Bonds, Series 2003:
570	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	N/R	557,984
745	0.000%, 1/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	733,058
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois,
	General Obligation Bonds, Series 2011A:
70	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	70,817
930	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	940,742
70	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	70,817
960	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	971,088
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB–	14,479,764
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB–	2,616,900
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	5,868,450
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB–	6,571,560
2,455	5.000%, 6/15/53	12/25 at 100.00	BBB–	2,666,547
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BBB–	6,644,100
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
2,920	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	2,996,884
9,080	5.500%, 6/15/50	6/20 at 100.00	Ba1	9,207,302

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB–	$ 19,905,750
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.010%, 6/15/43 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
145	5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	173,216
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB	3,258,666
1,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	12/19 at 100.00	BBB–	1,042,860
	Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21
10,960	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	Ba1	11,097,110
	Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	1,130,318
	Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,469,068
7,305	5.700%, 6/15/24	6/22 at 101.00	BBB–	8,057,999
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB–	6,042,960
7,940	0.010%, 6/15/33 – NPFG Insured	No Opt. Call	BBB–	5,179,500
450	0.010%, 12/15/34 – NPFG Insured	No Opt. Call	BBB–	277,587
12,500	0.010%, 6/15/35 – NPFG Insured	No Opt. Call	BBB–	7,554,000
10,620	0.010%, 12/15/35 – NPFG Insured	No Opt. Call	BBB–	6,296,173
11,505	0.010%, 12/15/36 – NPFG Insured	No Opt. Call	BBB–	6,549,681
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BBB–	34,041,150
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BBB–	18,714,539
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB–	1,752,380
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	527,448
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	438,248
780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	826,457
	Series 2010, 5.250%, 6/01/21
965	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	993,757
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
11,690	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/28 at 100.00	AA–	13,554,204
	2018A, 5.000%, 1/01/37
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B3	3,943,375
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	1,800,015
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	10,361,642
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
787,460	Total Illinois			711,219,768
	Indiana – 3.5% (2.3% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	Aa3	1,819,837
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,472,289
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	4,128,344
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	729,878
	Project, Refunding Series 2012B, 5.000%, 2/01/29
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	12/19 at 100.00	B	1,051,554
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B3	528,596
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	B3	$ 1,271,389
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	1,976,571
	Series 2012A, 5.000%, 5/01/42
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health	3/20 at 100.00	N/R (4)	1,519,020
	Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	Baa3	10,006,521
	5.000%, 10/01/44
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
5,380	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	5,856,291
5,100	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	5,538,753
5,370	5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	5,876,284
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/19 at 100.00	AA– (4)	6,750,459
	2009A, 5.250%, 12/01/38 (Pre-refunded 12/01/19)
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	7,123,373
	Series 2011B, 5.000%, 10/01/41
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	A+	14,802,710
	First Lien Series 2014A, 5.000%, 10/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA–	9,012,600
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	1,002,060
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,386,825
	Series 2013, 7.250%, 11/01/43 (AMT)
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	970,668
	2013, 7.000%, 1/01/44 (AMT)
80,510	Total Indiana			83,824,022
	Iowa – 1.2% (0.8% of Total Investments)
1,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	1,366,544
	Company Project, Series 2013, 5.250%, 12/01/25
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/19 at 105.00	B–	1,545,176
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	B+	1,827,477
	Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	1,724,784
	of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (4)	2,175,234
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
1,620	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series	12/19 at 100.00	AAA	1,625,346
	2009-2, 5.500%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	12/19 at 100.00	B–	6,426,285
525	5.500%, 6/01/42	12/19 at 100.00	B–	525,100
5,045	5.625%, 6/01/46	12/19 at 100.00	B–	5,045,908
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/19 at 100.00	B–	6,598,501
	5.600%, 6/01/34
28,170	Total Iowa			28,860,355

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.4% (0.2% of Total Investments)
	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation
	Bonds, Series 2011A:
$ 2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	$ 2,131,500
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,063,880
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	2,167,940
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series	12/20 at 100.00	A3 (4)	1,545,083
	2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)
1,605	Overland Park Development Corporation, Kansas, Revenue Bonds, Overland Park Convention	12/19 at 100.00	Ba3	1,607,712
	Center, First Tier Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
400	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	4/20 at 100.00	BBB	404,888
	Park Mall Project, Series 2010, 5.900%, 4/01/32
8,490	Total Kansas			8,921,003
	Kentucky – 2.3% (1.5% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center,
	Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,648,200
435	5.500%, 2/01/44	2/26 at 100.00	BB+	488,109
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	1,027,180
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	6,191,360
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	536,500
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,408,085
6,385	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	7,554,221
	Series 2019A-1, 5.000%, 8/01/44
5,000	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,915,450
	Series 2019A-2, 5.000%, 8/01/44
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	Baa2	2,342,489
2,940	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,220,505
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (5)	7/31 at 100.00	Baa3	1,447,714
2,295	0.000%, 7/01/46 (5)	7/31 at 100.00	Baa3	2,493,885
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,450,678
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	695,996
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	5,679,126
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project,
	Improvement and Refunding Series 2011:
500	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	532,945
4,500	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,727,745
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	227,711
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
49,595	Total Kentucky			54,587,899

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 1.4% (0.9% of Total Investments)
$ 2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	Caa1	$ 2,044,960
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
6,930	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	7,625,148
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	12,006
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,645,010
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	5,764,900
	Refunding Series 2017, 5.000%, 5/15/46
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	4,794,222
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	1,125,921
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,485,342
	2013A, 5.000%, 7/01/36
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	5,689,152
	Project, Series 2015B, 5.000%, 1/01/45 (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	2,889,037
	5.000%, 6/01/44
30,770	Total Louisiana			34,075,698
	Maine – 0.6% (0.4% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	5,534,535
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,276,240
	Issue, Series 2018A, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	2,149,340
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,125,117
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A,	7/20 at 100.00	A1	1,278,013
	5.000%, 7/01/40
12,015	Total Maine			13,363,245
	Maryland – 0.5% (0.4% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/19 at 100.00	N/R	1,267,500
	Conference Center, Series 2006A, 5.000%, 12/01/31 (7)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	8,362,794
	Healthcare, Series 2016A, 5.500%, 1/01/46
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	11/19 at 100.00	A	555,810
	Retirement Community, Series 2007, 4.750%, 7/01/34
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,248,380
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	379,633
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
12,055	Total Maryland			12,814,117
	Massachusetts – 2.0% (1.3% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A2	8,878,744
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/32
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	534,503
	Green Bonds, Series 2015D, 5.000%, 7/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	$ 1,631,094
	4.500%, 1/01/45
22,345	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/24 at 100.00	A	23,227,404
	2016J, 3.500%, 7/01/33 (AMT)
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	A3	422,740
	2011A, 5.125%, 7/01/41
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	5,081,618
	Series 2013A, 5.000%, 5/15/43
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue	7/21 at 100.00	A+	7,579,670
	Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
45,305	Total Massachusetts			47,355,773
	Michigan – 2.4% (1.5% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
880	6.000%, 10/01/33	10/23 at 100.00	N/R	896,157
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,259,425
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	18,823,650
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	2,094,687
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	12/19 at 100.00	A3	5,011
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A3	3,764,280
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	12/19 at 100.00	A3	5,013
	5.000%, 7/01/36 – FGIC Insured
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A,	7/21 at 100.00	A2	2,113,380
	5.250%, 7/01/41
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	A1	2,206,440
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote	6/20 at 100.00	AA (4)	1,533,600
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) –
	AGM Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson
	Methodist Hospital, Refunding Series 2010:
3,080	5.500%, 5/15/36	5/20 at 100.00	A2	3,150,162
3,800	5.500%, 5/15/36 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,885,538
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA–	3,814,776
	5.500%, 7/01/41
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A3	1,134,190
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	21,548
4,980	5.000%, 12/01/39	12/21 at 100.00	AA–	5,320,084
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA–	2,413,800
	2011-I-A, 5.375%, 10/15/41
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	11/19 at 100.00	B2	1,541,470
	Bonds, Series 2008A, 6.875%, 6/01/42
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	2,196,020
	County Airport, Series 2012A, 5.000%, 12/01/37
49,805	Total Michigan			56,179,231

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.8% (0.5% of Total Investments)
$ 700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	$ 735,518
	Project, Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,607,325
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	856,485
	Series 2016A, 5.000%, 7/01/36
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	830,497
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,475,960
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A2	6,025,845
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	12/19 at 100.00	N/R	4,258,245
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			18,789,875
	Missouri – 2.1% (1.3% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	1,535,968
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
1,140	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	BBB–	1,304,958
	Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
890	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	12/19 at 100.00	A–	892,314
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	139,703
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	9,647,818
	2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	717,782
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	4/22 at 100.00	AA–	1,080,570
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,560	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,592,900
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,895,344
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,798,534
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,774,758
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	3,011,580
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	718,167
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	568,883
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	54,605
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,557,096
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	2,254,340
	Mercy Health, Series 2014F, 5.000%, 11/15/45
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	2,675,525
	University, Series 2011B, 5.000%, 11/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
$ 1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	$ 1,408,786
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,215,202
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	478,452
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	495,171
130	5.125%, 12/01/45	12/25 at 100.00	N/R	141,987
945	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	BBB–	1,076,931
	Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	763,679
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
48,260	Total Missouri			48,801,053
	Nebraska – 0.6% (0.4% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	658,254
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	A–	2,188,794
3,000	5.000%, 5/15/36	5/24 at 100.00	A–	3,343,050
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
4,070	5.000%, 11/01/45	11/25 at 100.00	A	4,619,124
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,389,575
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A–	525,270
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
12,190	Total Nebraska			13,724,067
	Nevada – 2.1% (1.4% of Total Investments)
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B,	1/20 at 100.00	A+	29,198,070
	5.750%, 7/01/42
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	A+	6,034,920
	International Airport, Series 2010A, 5.250%, 7/01/42
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA+	10,539,100
	2011C, 5.000%, 6/01/38
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	4,608,120
	2015, 5.000%, 6/01/39
49,000	Total Nevada			50,380,210
	New Jersey – 5.5% (3.5% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	Ba1	668,868
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	1,224,113
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	20,940,593
	Refunding Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series
	2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,142,440
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	11,297,500
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	2,293,600
	2017DDD, 5.000%, 6/15/35

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	$ 17,086,342
	2018EE, 5.000%, 6/15/48
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	3,188,653
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	857,286
3,000	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	3,082,200
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	A–	1,246,605
	Series 2013D, 5.000%, 7/01/33
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	635,670
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	457,403
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
3,130	0.000%, 12/15/28	No Opt. Call	Baa1	2,433,012
3,000	0.000%, 12/15/31	No Opt. Call	BBB+	2,110,380
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	8,354,518
610	0.000%, 12/15/34	No Opt. Call	BBB+	386,496
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	1,180,480
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	6,850,700
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	11,623,310
	2008A, 0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	7,457,400
	2009A, 0.010%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	BBB+	5,685,000
	2009C, 5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	6,986,129
	2015AA, 5.000%, 6/15/45
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,817,758
	Bonds, Series 2018A, 5.000%, 6/01/46
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	11,024,700
	Bonds, Series 2018B, 5.000%, 6/01/46
145,355	Total New Jersey			130,031,156
	New Mexico – 0.7% (0.5% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB– (4)	1,547,355
	Project, Series 2010A, 6.125%, 7/01/40 (Pre-refunded 7/01/20)
10,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	11,703,700
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	4,300,844
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
15,680	Total New Mexico			17,551,899
	New York – 13.4% (8.6% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	12/19 at 100.00	B	1,757,545
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,220	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,250,848
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,095,865
3,400	0.000%, 7/15/44	No Opt. Call	BB	1,407,022
12,020	0.000%, 7/15/46	No Opt. Call	BB	4,538,872

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	$ 526,721
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	211,564
	of New York, Series 2014, 5.000%, 11/01/39
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	3,598,299
	Series 2015A, 5.000%, 7/01/50
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	16,600,170
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	4,914,874
	General Purpose Series 2011C, 5.000%, 3/15/41
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	12/19 at 14.75	N/R	9,048,602
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	284,170
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	6,175,253
800	5.750%, 2/15/47	2/21 at 100.00	AA–	843,936
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	1,376,466
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	3,437,850
	2014A, 5.000%, 9/01/39
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (4)	1,270,704
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	6,534,180
	5.000%, 9/01/42
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	308,096
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A (4)	502,684
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A	2,769,725
	2013A, 5.000%, 11/15/38
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	12/19 at 100.00	BBB	16,540,214
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
1,480	5.375%, 6/15/43	12/20 at 100.00	AA+	1,547,000
2,895	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (4)	3,032,599
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,053,350
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,497,608
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	11,160,100
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 –	12/19 at 100.00	AA	10,034
	NPFG Insured
67,290	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	74,257,207
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	1,993,813
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,175,960
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,217,500
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	5,757,200
	Series 2016A, 5.000%, 1/01/51

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 3,500	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	$ 3,672,690
15,265	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	15,977,570
2,745	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	3,259,138
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/36 (AMT)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
10,680	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	11,869,432
1,800	4.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	1,888,812
21,810	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	24,121,642
24,150	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	26,968,788
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	12,090,400
	Series 2017, 5.250%, 10/15/57
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	12/19 at 100.00	BBB+	6,332,224
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,604,656
795	6.000%, 12/01/42	12/20 at 100.00	BBB+	832,906
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,881,900
	Refunding Series 2015A, 5.000%, 11/15/50
372,220	Total New York			317,196,189
	North Carolina – 0.2% (0.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	3,602,742
	Refunding Series 2012A, 5.000%, 10/01/31
	North Dakota – 2.3% (1.5% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (4)	1,061,170
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A2	1,642,335
2,190	6.250%, 11/01/31	11/21 at 100.00	A2	2,405,365
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	3,185,610
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa2	1,984,931
39,670	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	44,517,674
	2017C, 5.000%, 6/01/53
49,235	Total North Dakota			54,797,085
	Ohio – 3.8% (2.4% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	A2	856,048
	Refunding and Improvement Series 2012A, 5.000%, 5/01/42
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
645	5.375%, 6/01/24	11/19 at 100.00	CCC+	645,709
44,590	6.500%, 6/01/47	11/19 at 100.00	B–	45,602,639
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,081,640
3,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,137,220
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	3,119,678
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2	6,160,354
	5.000%, 11/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	$ 5,056,102
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	882,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (AMT)
	(Mandatory Put 5/01/20) (7)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	B–	10,304
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	2,235,260
	Series 2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	B3	344,979
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,647,500
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (AMT) (Mandatory
	Put 5/01/20) (7)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	14,317,875
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,681,250
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)
86,680	Total Ohio			89,779,058
	Oklahoma – 2.7% (1.7% of Total Investments)
1,745	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,928,225
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (4)	3,582,390
	(Pre-refunded 6/01/20)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	BB+	4,205,873
11,870	5.250%, 8/15/48	8/28 at 100.00	BB+	14,094,675
4,555	5.500%, 8/15/52	8/28 at 100.00	BB+	5,466,820
27,375	5.500%, 8/15/57	8/28 at 100.00	BB+	32,644,414
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	2,298,271
	5.375%, 6/01/33 (AMT)
54,615	Total Oklahoma			64,220,668
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	1,344,752
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 6.0% (3.8% of Total Investments)
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	B3	392,787
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012,
	5.750%, 8/01/42 (AMT)
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,514,416
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	11,422,125
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (7)
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	28,932,763
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (7)
23,670	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	Baa2	26,881,072
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	3,579,353
	Settlement, Series 2018, 5.000%, 6/01/35

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	$ 2,283,445
	Social Ministries Project, Series 2015, 5.000%, 1/01/38
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	Aa3	7,431,588
	Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Ba1	6,955,517
3,535	5.250%, 1/15/45	1/25 at 100.00	Ba1	3,943,257
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	12/19 at 100.00	N/R	551,431
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.500%, 12/31/23
533	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	133,337
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	4,413,120
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	12,705,980
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,237,182
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (4)	619,062
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	329,594
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	1,501,484
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	A2 (4)	5,548,990
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	6,468,418
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	3,635,641
	5.000%, 12/01/46
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System	5/20 at 100.00	N/R (4)	1,627,123
	Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	5,639,332
1,425	6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	1,480,461
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
425	5.000%, 11/15/21	No Opt. Call	BB+	437,304
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,296,013
136,104	Total Pennsylvania			140,960,795
	Puerto Rico – 3.5% (2.2% of Total Investments)
3,325	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	12/19 at 100.00	C	3,370,719
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,800	5.500%, 7/01/28	7/22 at 100.00	C	1,910,250
6,640	5.750%, 7/01/37	7/22 at 100.00	C	7,063,300
5,425	6.000%, 7/01/47	7/22 at 100.00	C	5,784,406
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	240,054
	5.500%, 7/01/29 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 153	0.000%, 7/01/24	No Opt. Call	N/R	$ 134,261
136	4.550%, 7/01/40	7/28 at 100.00	N/R	139,348
18,363	0.010%, 7/01/46	7/28 at 41.38	N/R	4,797,334
60,234	0.000%, 7/01/51	7/28 at 30.01	N/R	11,754,063
1,007	4.750%, 7/01/53	7/28 at 100.00	N/R	1,042,648
15,458	5.000%, 7/01/58	7/28 at 100.00	N/R	16,266,453
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
16,577	4.329%, 7/01/40	7/28 at 100.00	N/R	16,866,932
493	4.536%, 7/01/53	7/28 at 100.00	N/R	500,242
6,645	4.784%, 7/01/58	7/28 at 100.00	N/R	6,862,491
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
24	0.010%, 8/01/40 (8)	No Opt. Call	N/R	3,306
1,538	0.000%, 8/01/41 (8)	No Opt. Call	N/R	211,465
14	0.010%, 8/01/41 – BHAC Insured	No Opt. Call	N/R	1,943
5,442	0.000%, 8/01/42 (8)	No Opt. Call	N/R	748,226
5,226	0.000%, 8/01/43 (8)	No Opt. Call	N/R	718,609
8,707	0.000%, 8/01/44 (8)	No Opt. Call	N/R	1,197,167
4,009	0.000%, 8/01/44 (8)	No Opt. Call	N/R	200,456
1,944	0.000%, 8/01/45 (8)	No Opt. Call	N/R	97,202
748	0.000%, 8/01/45 (8)	No Opt. Call	N/R	102,870
9,015	0.000%, 8/01/46 (8)	No Opt. Call	N/R	1,239,596
1,867	0.000%, 8/01/46 (8)	No Opt. Call	N/R	93,372
4,357	0.010%, 8/01/54	No Opt. Call	N/R	796,804
179,362	Total Puerto Rico			82,143,517
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/19 at 14.61	CCC–	2,888,654
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 2.4% (1.5% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding	No Opt. Call	A–	5,282,900
	Series 1991, 6.250%, 1/01/21 – FGIC Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,159,561
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	16,946,686
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	4,280,755
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	11,324,700
	Improvement Series 2015A, 5.000%, 12/01/50
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	7,869,847
	Series 2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	10,393,122
	2014A, 5.500%, 12/01/54
59,435	Total South Carolina			57,257,571
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A2	4,999,223
	Series 2014B, 5.000%, 11/01/44

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.7% (0.4% of Total Investments)
$ 8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	$ 9,967,112
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
1,665	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,969,895
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,644,511
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	1,524,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (7)
355	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	355,824
	Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series
	1996, 6.000%, 12/01/19 – AMBAC Insured
15,845	Total Tennessee			16,461,342
	Texas – 14.6% (9.3% of Total Investments)
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	186,825
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	144,902
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	845,302
495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	502,989
	Schools, Series 2016A, 4.375%, 8/15/36
915	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	978,620
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
780	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	830,903
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,507,469
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,593,840
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The	4/20 at 100.00	Baa1	2,034,840
	Roman Catholic Diocese of Austin, Series 2005B Remarketed, 6.125%, 4/01/45
1,045	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,093,791
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,850	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,933,121
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	3,428,067
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	2,855,682
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	Baa1	2,277,380
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa1	4,093,712
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	575,064
520	6.500%, 9/01/46	9/23 at 103.00	N/R	542,750
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (4)	4,700,835
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A+	4,363,520
	2013C, 5.000%, 11/01/38 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	$ 2,769,104
	Improvement Series 2012C, 5.000%, 11/01/45
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,055,220
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	2,579,124
	Series 2013A, 5.125%, 10/01/43
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA	19,229,890
	Lien Series 2013B, 5.250%, 10/01/51
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,275,903
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA	1,650,674
	Option Bond Trust 2015-XF0228, 14.747%, 11/01/44, 144A (IF) (6)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	12/19 at 100.00	B3	10,052,700
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,975,065
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.010%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	135,682
590	0.010%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	257,978
1,000	0.010%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	415,550
2,000	0.010%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	789,540
2,600	0.010%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	971,828
4,180	0.010%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	1,013,107
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	BB+	2,976,408
	0.010%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	BB	2,059,135
	0.010%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	A2	16,961,805
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series	7/22 at 100.00	A	4,182,752
	2012A, 5.000%, 7/01/32 (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	Ba3	262,624
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
10,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	10,778,900
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	23,404,838
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	3,854,450
5,765	0.010%, 9/01/31 – AMBAC Insured	No Opt. Call	A	4,280,974
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AA+ (4)	7,760,760
	2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (4)	10,959,450
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	822,197
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/20 at 100.00	A	8,155,120
	Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	3,173,940
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,847,982
	Series 2011A, 7.250%, 4/01/36

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	$ 3,138,289
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	9,356,991
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	7,800,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (7), (9)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B2	150,647
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	594,730
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	7,901,866
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	12,397,536
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	A1	3,119,144
7,000	6.500%, 1/01/43	1/25 at 100.00	A+	8,670,900
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	8,534,500
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A+	3,156,598
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,539,630
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	9,092,162
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,548,759
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,154,070
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,686,666
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	1,664,404
	2014A, 5.000%, 2/01/34
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA– (4)	3,621,380
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	439,182
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	5,590,532
1,840	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	2,146,857
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	BBB	2,733,225
4,835	5.000%, 12/15/28	12/22 at 100.00	BBB	5,276,339
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB	14,412,650
435	5.000%, 12/15/32	12/22 at 100.00	BBB	471,614
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	1,634,645
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,346,220
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 7.000%,
	12/31/38 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,078,320
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	518,725

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	$ 5,763,319
	Tier Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB+	4,543,400
1,875	5.000%, 8/15/37	8/24 at 100.00	BBB+	2,110,575
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
300	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	292,641
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	993,939
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,240,396
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	5,659,150
	Trust Series 2017A, 4.000%, 10/15/37
3,400	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	1/20 at 100.00	Aaa	3,446,138
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
367,545	Total Texas			344,968,451
	Utah – 0.3% (0.2% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	2,034,060
	Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A2	3,554,280
	7/01/48 (AMT)
810	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	829,286
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,555	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,580,564
	School, Series 2010A, 6.375%, 7/15/40
7,395	Total Utah			7,998,190
	Virginia – 1.2% (0.8% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	564,689
	Series 2015, 5.600%, 3/01/45, 144A
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	A+ (4)	1,999,854
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
10,935	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	12,858,248
	Series 2017, 5.000%, 10/01/47 (AMT)
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	1,929,243
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	2,053,538
4,480	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	4,963,661
3,810	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	4,148,290
25,260	Total Virginia			28,517,523
	Washington – 1.7% (1.1% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	12/19 at 100.00	AAA	1,443,557
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	7,022,040
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (6)
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series	2/21 at 100.00	BBB+ (4)	10,459,100
	2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	Baa1	6,345,991
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	7,468,397
	Research Center, Series 2011A, 5.625%, 1/01/35

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	$ 3,076,210
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	2,376,996
	Series 2012A, 5.000%, 10/01/42
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,314,346
	12/01/24 – NPFG Insured
37,050	Total Washington			39,506,637
	West Virginia – 0.6% (0.4% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	12/20 at 100.00	Baa1	3,058,471
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 5.375%, 12/01/38
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	5,745,712
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	5,827,650
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
13,110	Total West Virginia			14,631,833
	Wisconsin – 1.7% (1.1% of Total Investments)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,019,620
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	5,407,787
4,440	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,335,616
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
80	0.000%, 1/01/47, 144A	No Opt. Call	N/R	2,651
70	0.000%, 1/01/48, 144A	No Opt. Call	N/R	2,330
69	0.000%, 1/01/49, 144A	No Opt. Call	N/R	2,288
66	0.000%, 1/01/50, 144A	No Opt. Call	N/R	2,167
65	0.000%, 1/01/51, 144A	No Opt. Call	N/R	2,133
85	0.000%, 1/01/52, 144A	No Opt. Call	N/R	2,713
84	0.000%, 1/01/53, 144A	No Opt. Call	N/R	2,677
81	0.000%, 1/01/54, 144A	No Opt. Call	N/R	2,562
79	0.000%, 1/01/55, 144A	No Opt. Call	N/R	2,499
78	0.000%, 1/01/56, 144A	No Opt. Call	N/R	2,450
3,850	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	3,696,708
86	0.000%, 1/01/57, 144A	No Opt. Call	N/R	2,686
84	0.000%, 1/01/58, 144A	No Opt. Call	N/R	2,601
81	0.000%, 1/01/59, 144A	No Opt. Call	N/R	2,529
80	0.000%, 1/01/60, 144A	No Opt. Call	N/R	2,438
79	0.000%, 1/01/61, 144A	No Opt. Call	N/R	2,376
76	0.000%, 1/01/62, 144A	No Opt. Call	N/R	2,289
75	0.000%, 1/01/63, 144A	No Opt. Call	N/R	2,229
73	0.000%, 1/01/64, 144A	No Opt. Call	N/R	2,177
72	0.000%, 1/01/65, 144A	No Opt. Call	N/R	2,107
78	0.000%, 1/01/66, 144A	No Opt. Call	N/R	2,195
935	0.000%, 1/01/67, 144A	No Opt. Call	N/R	24,915
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	1,163,771
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	1,247,412
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	1,092,200
	Refunding Series 2016C, 4.300%, 11/01/30 (AMT)
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding	No Opt. Call	AA–	3,015,030
	Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A	$ 1,415,288
	System, Inc, Series 2010B, 5.000%, 4/01/30
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,339,125
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc, Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,252,729
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,654,775
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,197,840
	Hollow Project Series 2014, 5.250%, 10/01/39
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	4,445,120
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers
	Memorial Hospital, Inc, Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,621,590
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,493,806
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	3,335,580
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
41,496	Total Wisconsin			40,807,009
$ 3,912,810	Total Municipal Bonds (cost $3,317,401,712)			3,699,028,238

Shares	Description (1), (10)	Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc	$ 101,885
26,880	BNY Mellon Strategic Municipals Inc	231,437
30,000	Invesco Municipal Opportunity Trust	372,300
43,020	Invesco Trust for Investment Grade Municipals	551,516
43,420	PIMCO Municipal Income Fund II	676,484
	Total Investment Companies (cost $1,790,280)	1,933,622

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 2,701	EWM P1 LLC (cash 13.750%, PIK 1.250%) (7), (9)	15.000%	9/01/28	N/R	$ —
1,500	EWM P1 LLC (7), (9)	15.000%	9/01/28	N/R	—
$ 4,201	Total Corporate Bonds (cost $4,201,140)				—
	Total Long-Term Investments (cost $3,323,393,132)				3,700,961,860
	Floating Rate Obligations – (1.0)%				(23,620,000)
	MuniFund Preferred Shares, net of deferred offering costs – (27.1)% (11)				(639,973,963)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (30.6)% (12)				(722,295,855)
	Other Assets Less Liabilities – 2.1%				48,949,461
	Net Assets Applicable to Common Shares – 100%				$ 2,364,021,503

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 17.3%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 19.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ATM	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.8% (98.7% of Total Investments)
	MUNICIPAL BONDS – 141.7% (97.9% of Total Investments)
	Alabama – 1.8% (1.3% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	12/19 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
213	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City	12/19 at 100.00	B1	1,013,980
	Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,155,260
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
9,765	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B3	10,315,648
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%,	10/23 at 105.00	BB+	976,480
	10/01/38 – AGM Insured
2,260	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	2,493,029
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
17,420	Total Alabama			17,803,045
	Arizona – 2.6% (1.8% of Total Investments)
5,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/23 at 105.00	BB+	5,355,550
	Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A,
	6.150%, 9/15/53, 144A
500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman	7/24 at 101.00	N/R	513,060
	Academy of Excellence – Parker Colorado Campus Project, Series 2019A,
	5.000%, 7/01/54, 144A
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,061,270
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A3	3,804,870
	Project, Tender Option Bond Trust 2016-XF2337, 14.091%, 6/01/42, 144A (IF) (5)
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	446,081
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,108,140
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	102,046
	Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	231,131
400	5.375%, 7/01/46	7/26 at 100.00	BB–	365,788
475	5.500%, 7/01/51	7/26 at 100.00	BB–	436,957
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,312,860
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	100,848
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	2,433,925
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 885	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	12/19 at 100.00	BBB–	$ 886,159
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured
1,485	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,625,021
	Bonds, Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	3,474,450
	Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
975	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	1/20 at 100.00	N/R	952,994
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
22,605	Total Arizona			25,211,150
	Arkansas – 0.2% (0.1% of Total Investments)
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	2,129,000
	Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)
	California – 19.2% (13.2% of Total Investments)
18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	Baa2	22,044,679
	Subordinate Lien Series 2016B, 5.000%, 10/01/37 (UB) (5)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds,	4/21 at 100.00	N/R	1,043,490
	SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/19 at 100.00	B–	2,211,152
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford
	Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
1,250	15.553%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA– (6)	1,676,075
1,875	16.543%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA– (6)	2,551,706
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (5)	8/27 at 100.00	Baa2	6,111,176
22,115	5.000%, 8/15/47 (UB) (5)	8/27 at 100.00	Baa2	25,948,414
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	13,860,875
	System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	14.776%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,378,870
250	14.779%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	344,745
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	1,115,931
	Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49
960	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R (6)	1,005,734
	Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	574,540
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	8,061,327
	Refunding Series 2017B, 4.000%, 7/01/42 (UB) (5)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB	22,304,167
	Series 2018A, 4.000%, 12/31/47 (AMT) (UB) (5)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	120,000
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%,
	12/01/27, 144A (AMT)
3,795	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B,	No Opt. Call	N/R	3,818,719
	7.250%, 6/10/20 (4)
1,950	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley	6/20 at 102.00	N/R	39,000
	Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,300	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039,	3/20 at 100.00	AA	$ 1,370,304
	16.320%, 3/01/40 – AGM Insured, 144A (IF) (5)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB–	886,488
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	1,114,690
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	7,832,900
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	555,475
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,070,320
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43
1,555	California Statewide Communities Development Authority, Statewide Community	9/21 at 100.00	N/R	1,593,035
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist	11/21 at 100.00	N/R (6)	563,295
	University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	1,469,880
	Charity Health System, Series 2005A, 5.500%, 7/01/39
1,825	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	12/19 at 100.00	N/R	1,828,194
	Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	12/19 at 100.00	A+	2,004,880
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	2,327,680
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,313,920
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,633,175
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,735,544
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	5,142,000
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/25 at 100.00	A+	1,399,891
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 14.070%,
	6/01/45, 144A (IF) (5)
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	2,020,365
	Trust 2017-ZF2453, 19.080%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (5)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	12/19 at 100.00	N/R	1,015,140
1,000	5.000%, 8/01/35 – AMBAC Insured	12/19 at 100.00	N/R	1,010,800
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	425,525
	2013B, 5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	1,083,691
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc,
	Tender Option Bond Trust 2016-XL0022, 15.186%, 9/01/42, 144A (IF) (5)
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	1,974,778
	Airport, Tender Option Bond Trust 2016-XL0005, 14.621%, 5/15/40, 144A (IF) (5)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	1,102,090
	Subordinate Lien Series 2011A, 7.000%, 9/01/31

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March
	Air Force Base Redevelopment Project, Series 2011A:
$ 1,000	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	$ 1,101,300
1,500	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	1,664,850
500	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (6)	551,650
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A– (6)	364,416
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
200	5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	205,150
1,000	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	1,048,600
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,325,568
	Project Area, Series 2011B, 6.750%, 10/01/30
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	15.322%, 12/01/30, 144A (IF) (5)	No Opt. Call	A+	1,633,650
2,015	15.112%, 12/01/33, 144A (IF) (5)	No Opt. Call	A+	4,903,563
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System,
	Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,079,395
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,119,960
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/21 at 61.78	N/R	2,382,184
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D,
	0.000%, 8/01/31, 144A
960	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,063,843
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (6)	1,073,700
	Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,145,248
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/19 at 100.00	B–	1,897,352
	Bonds, Series 2005A-1, 5.500%, 6/01/45
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners	9/21 at 100.00	BBB+ (6)	727,207
	Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	AA	1,849,375
	14.720%, 5/15/39, 144A (IF) (5)
167,085	Total California			185,821,671
	Colorado – 7.5% (5.2% of Total Investments)
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	514,940
	General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/21 at 103.00	N/R	504,150
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/19 at 100.00	BB+	751,748
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	10/22 at 100.00	N/R	2,298,941
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	591,427
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,836,250
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	1,032,790
	Project, Series 2016, 6.125%, 2/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	$ 5,264,498
	Series 2019A-2, 4.000%, 8/01/49
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,398,838
	Series 2012, 5.000%, 12/01/32 (UB) (5)
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of	1/20 at 100.00	AA–	769,193
	Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054,
	15.239%, 1/01/30, 144A (IF)
518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	—
	Series 2007, 5.000%, 6/01/18 (4), (7)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2017:
5,045	6.750%, 4/01/27 (AMT) (4), (7)	No Opt. Call	N/R	254,370
2,224	6.875%, 10/01/27 (AMT) (4), (7)	No Opt. Call	N/R	769,417
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R (6)	2,324,200
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27 (4)	12/19 at 100.00	N/R	600,000
1,500	5.450%, 12/01/34	12/19 at 100.00	N/R	900,000
1,000	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	1,069,600
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	10,814,800
	2018A, 4.000%, 12/01/48 (AMT) (UB) (5)
500	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special	6/24 at 103.00	N/R	510,730
	Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.010%,	No Opt. Call	A	1,699,180
	9/01/27 – NPFG Insured
708	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	726,493
	General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45
880	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment	3/20 at 100.00	N/R	887,867
	Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax	3/20 at 100.00	N/R	968,850
	Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,058,900
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	2,196,896
500	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado,	6/24 at 103.00	N/R	509,945
	Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.375%, 12/01/49, 144A
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/19 at 100.00	N/R	1,937,286
	Bonds, Series 2009A-1, 6.750%, 8/01/39 (4)
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	2,089,640
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
912	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/19 at 100.00	N/R	912,328
	Tax, Series 2007A, 5.500%, 12/01/37
1,000	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/20 at 103.00	N/R	1,041,120
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	318,859
	Obligation Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B,
	8.000%, 12/15/46
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	2,044,660
	Bonds, Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	690,039
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,293,602

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,930	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	12/19 at 100.00	N/R	$ 2,908,552
	Series 2007, 6.750%, 1/01/34
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	522,340
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado,	12/23 at 103.00	N/R	525,270
	General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding
	Series 2019, 5.250%, 12/01/48
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to	12/20 at 100.00	N/R	1,263,000
	Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	525,015
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	518,505
	General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
500	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	514,130
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/19 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax	6/24 at 103.00	N/R	510,675
	General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49
1,000	Pinon Pines Metropolitan District No 1, El Paso County, Colorado, General Obligation	12/21 at 103.00	N/R	1,012,560
	Limited Tax Bonds, Series 2016, 5.375%, 12/01/46
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	1,136,722
	Limited Tax Series 2015A, 5.750%, 12/01/39
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,029,270
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,025,830
500	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited	6/24 at 103.00	N/R	511,050
	Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited	9/24 at 103.00	N/R	504,475
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	1,052,960
	Series 2018, 6.250%, 12/01/57
978	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	1,008,279
	Obligation Bonds, Series 2015A, 6.000%, 12/01/38
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	894,329
	Obligation Bonds, Series 2015B, 7.750%, 12/15/38
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	12/19 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (4)
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	1,851,808
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	990,051
	Refunding Limited Tax Series 2016B, 7.250%, 12/15/45
705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited	9/24 at 103.00	N/R	720,059
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49
80,644	Total Colorado			73,086,437
	Connecticut – 0.4% (0.3% of Total Investments)
500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great	10/26 at 102.00	N/R	520,245
	Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R (6)	2,567,825
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 6,171	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	$ 231,426
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project,	4/21 at 100.00	N/R (6)	1,079,710
	Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
10,171	Total Connecticut			4,399,206
	Delaware – 0.3% (0.2% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc	3/25 at 100.00	N/R	2,707,925
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.4% (0.3% of Total Investments)
135	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	154,305
	Bonds, Series 2001, 6.500%, 5/15/33
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public	11/20 at 100.00	B–	1,013,850
	Policy, Series 2011, 7.500%, 11/15/31
	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust
	2016-XG0094:
28	19.451%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (6)	32,770
2,472	19.451%, 10/01/37, 144A (IF) (5)	4/21 at 100.00	Ba2	2,893,130
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	N/R (6)	293,015
	(Pre-refunded 7/01/23)
3,885	Total District of Columbia			4,387,070
	Florida – 13.4% (9.2% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	11/21 at 100.00	N/R	1,508,370
	Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
1,810	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/22 at 100.00	N/R	1,867,558
	Series 2012, 6.700%, 5/01/42
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	1,780,978
	Series 2015, 5.375%, 5/01/45
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	1,060,680
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	1,067,520
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,800	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,854,774
	Refunding Series 2013, 5.125%, 5/01/43
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000,	12/19 at 100.00	Caa1	700,525
	7.500%, 11/01/20 (AMT)
1,435	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects	12/19 at 100.00	Baa2	1,472,310
	Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured
1,000	Capital Trust Agency, Florida, Revenue Bonds, Palm Coast Senior Living Community	4/24 at 103.00	N/R	971,900
	Project, Series 2017A, 7.000%, 10/01/49, 144A
2,595	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	2,836,231
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
830	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	875,318
	2019A, 5.000%, 6/15/39, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	1,045,720
	Housing, Inc Project, Series 2017, 5.875%, 8/01/52, 144A
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	1,050,440
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	544,510
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	$ 1,907,860
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35, 144A
900	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special	12/19 at 100.00	N/R	899,955
	Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37
2,665	Currents Community Development District, Collier County, Florida, Bond Anticipation	10/20 at 100.00	N/R	2,665,080
	Note, Series 2019, 4.500%, 11/01/20
800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	902,904
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,976,558
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	1,050,200
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	578,843
	Charter Foundation Inc Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami	6/24 at 100.00	N/R	982,510
	Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/20 at 100.00	B+	1,021,810
	Renaissance Charter School, Inc Projects, Series 2010A, 6.000%, 9/15/40
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	B+	2,132,460
	Renaissance Charter School, Inc Projects, Series 2011A, 7.625%, 6/15/41
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	4,578,080
	Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
4,605	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	1/20 at 104.00	N/R	4,386,263
25,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/20 at 105.00	N/R	23,648,500
3,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	2,826,630
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	2,670,900
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,089,530
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
200	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special	11/29 at 100.00	N/R	207,296
	Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49
1,925	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	2,018,189
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
200	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds,	11/29 at 100.00	N/R	197,526
	Assessment Area 2, Series 2019, 4.000%, 11/01/39
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment	11/22 at 100.00	N/R	1,055,340
	Bonds, Series 2012, 5.750%, 11/01/42
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	696,774
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	12/19 at 100.00	BB–	2,000,320
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37
630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	670,081
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment	5/30 at 100.00	N/R	993,330
	Revenue Bonds, Series 2019, 4.500%, 5/01/51
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA–	14,137,231
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	773,115
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	$ 1,190,994
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	789,375
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond	10/20 at 100.00	Aa3 (6)	1,425,712
	Trust 2016-XG0030, 14.415%, 10/01/39 (Pre-refunded 10/01/20), 144A – AGM Insured (IF)
505	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note,	11/20 at 100.00	N/R	504,086
	Assessment Area 3, Series 2019, 4.500%, 5/01/24
400	North Park Isle Community Development District, Plant City, Florida, Special Assessment	5/29 at 100.00	N/R	409,516
	Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	1,002,456
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences
	of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	689,198
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,491,099
500	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	551,230
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A
3,530	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella	12/19 at 100.00	N/R	3,538,331
	Collina, Series 2004, 5.750%, 5/01/35
1,660	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	1,762,306
	2004A-1, 6.250%, 5/01/36
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,889,050
	2016, 6.000%, 11/01/47
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	1,044,311
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,329,066
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (8)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	12/19 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	12/19 at 100.00	N/R	28
	Series 2007A-2, 5.250%, 5/01/39 (4)
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	3,206,152
	Series 2015-1, 0.000%, 5/01/40
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	1,618,947
	Series 2015-2, 0.000%, 5/01/40
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
2,000	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,240,000
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
3,820	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	4,278,400
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
500	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds,	12/29 at 100.00	N/R	502,465
	Expansion Area Project, Series 2019, 4.000%, 12/15/49
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,325,060
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	1,041,027
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
132,785	Total Florida			129,532,968

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.8% (0.5% of Total Investments)
$ 1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	$ 1,045,650
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	BB+	1,301,475
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,998,891
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R	1,035,020
	Series 2013A, 6.500%, 4/01/43
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
324	5.500%, 7/15/23	7/21 at 100.00	N/R	325,878
767	5.500%, 7/15/30	7/21 at 100.00	N/R	769,588
842	5.500%, 1/15/36	7/21 at 100.00	N/R	845,007
7,063	Total Georgia			7,321,509
	Guam – 0.0% (0.0% of Total Investments)
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	381,972
	Idaho – 0.1% (0.0% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	605,460
	Tender Option Bond Trust 2016-XG0066, 13.391%, 3/01/47, 144A (IF) (5)
	Illinois – 24.4% (16.8% of Total Investments)
625	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	12/19 at 100.00	N/R	616,975
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	12,747,556
	Series 2017, 6.000%, 4/01/46 (UB) (5)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB–	1,649,310
	Project Series 2015C, 5.250%, 12/01/39
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B2	1,022,860
	Refunding Series 2010F, 5.000%, 12/01/31
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	1,123,970
	Refunding Series 2018D, 5.000%, 12/01/46
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	18,712,006
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,443,750
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	12,623,655
	Series 2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/24 at 100.00	AA+	3,365,850
	Bonds, Capital Improvement, Green 2014 Series 2015A, 5.000%, 12/01/44 (UB) (5)
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	7,907,250
	5.250%, 12/01/40 (UB) (5)
1,511	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	11/19 at 100.00	N/R	1,511,336
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,408	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	12/19 at 100.00	N/R	1,818,535
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	5,476,150
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43 (AMT) (UB) (5)
30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	36,748,535
	Lien Series 2018B, 5.000%, 1/01/48 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	Ba1	$ 2,205,780
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	11,161,560
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/37	1/25 at 100.00	Ba1	1,123,940
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	143,218
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
7,500	5.000%, 1/01/44 (UB) (5)	1/29 at 100.00	BBB–	8,449,800
8,000	5.500%, 1/01/49 (UB) (5)	1/29 at 100.00	BBB–	9,320,240
1,500	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	1,672,380
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	4,130,200
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	4,600,650
	11/01/46, 144A
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	1,032,550
	Corporation Project, Series 2010, 6.750%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
25	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (6)	29,182
11,150	4.000%, 2/15/41 (UB)	2/27 at 100.00	Aa2	12,231,327
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,074,070
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	5,467,050
	2017A, 4.000%, 7/15/47 (UB) (5)
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond
	Trust 2015-XF0121:
1,685	18.287%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	2,172,235
250	18.299%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	322,345
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	A1	5,427,350
	Series 2016B, 4.000%, 8/15/41 (UB) (5)
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	1,114,190
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,110,890
9,945	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (5)	No Opt. Call	BBB–	11,407,213
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	657,802
5,445	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	BBB	5,751,826
	September Series 2016C, 4.000%, 6/15/31 (UB) (5)
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	12/19 at 100.00	N/R	1,914,940
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (6)	859,464
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
900	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	938,970
	2013B, 7.000%, 12/01/33
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
9,875	5.000%, 1/01/36 (UB) (5)	1/29 at 100.00	AA–	11,621,986
17,750	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA–	20,771,760
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (6)	1,226,740
	Group, Inc, Series 2013, 7.125%, 11/01/43 (Pre-refunded 11/01/23)
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/19 at 100.00	N/R	474,350
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
206,914	Total Illinois			236,181,746

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.0% (1.4% of Total Investments)
$ 3,500	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	12/19 at 100.00	N/R	$ 3,533,250
	6.650%, 7/15/24
1,000	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	No Opt. Call	N/R	995,110
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	2,209,050
	Option Bond Trust 2016-XL0019, 15.082%, 4/01/30, 144A (IF) (5)
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy	No Opt. Call	A2	1,423,725
	Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 14.682%, 10/15/20,
	144A (IF) (5)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	1,090,900
	School Project, Series 2015A, 7.250%, 12/01/45
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B3	1,003,020
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	B3	2,067,300
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	8/20 at 100.00	Baa2	513,890
	Services, Series 2010, 5.500%, 8/15/45
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds,
	Tender Option Bond Trust 2015-XF0106:
1,290	14.348%, 12/01/37 (Pre-refunded 12/01/20), 144A (IF) (5)	12/20 at 100.00	AA– (6)	1,493,098
1,250	14.348%, 12/01/38, 144A (IF) (5)	No Opt. Call	AA–	1,265,187
370	Indiana Housing and Community Development Authority, Multifamily Housing Revenue Bonds,	7/26 at 103.00	N/R	378,225
	Lake Meadows Assisted Living Project, Series 2019A, 5.000%, 1/01/39, 144A
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,109,460
	Series 2013, 7.250%, 11/01/43 (AMT)
925	St Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	12/19 at 100.00	N/R	925,583
	Apartments, Series 2005A, 7.500%, 7/01/35
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	1,414,683
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)
17,460	Total Indiana			19,422,481
	Iowa – 0.7% (0.5% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba2	1,073,466
	Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	2,177,760
	Company Project, Series 2013, 5.250%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	12/19 at 100.00	B–	1,000,200
2,900	5.625%, 6/01/46	12/19 at 100.00	B–	2,900,522
6,930	Total Iowa			7,151,948
	Kansas – 0.6% (0.4% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health	9/25 at 100.00	AA–	6,102,129
	System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (5)
	Kentucky – 6.8% (4.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
5,450	5.000%, 6/01/41	6/27 at 100.00	BB+	6,210,547
3,300	5.000%, 6/01/45	6/27 at 100.00	BB+	3,722,829
12,665	5.000%, 6/01/45 (UB) (5)	6/27 at 100.00	BB+	14,287,766

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (6)	$ 513,590
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	12,410,530
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	10,222,269
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	18,402,888
59,010	Total Kentucky			65,770,419
	Louisiana – 1.3% (0.9% of Total Investments)
2,130	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,318,888
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
1,745	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	1,880,674
	Foundation Project, Series 2011A, 7.750%, 12/15/31
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	523,720
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
	Louisiana Local Government Environmental Facilities and Community Development Authority,
	Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	17.595%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (5)	10/20 at 100.00	A2 (6)	877,605
750	17.605%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (5)	10/20 at 100.00	A2 (6)	877,680
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,100,310
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	BBB	2,079,540
	Refunding Series 2017, 0.000%, 10/01/33 (8)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,282,028
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
500	Louisiana Public Facilities Authority, Revenue Bonds, Young Audiences Charter School,	4/27 at 100.00	N/R	513,045
	Series 2019A, 5.000%, 4/01/57, 144A
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT)
13,485	Total Louisiana			12,453,510
	Maryland – 0.7% (0.5% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	3,070,650
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/19 at 100.00	N/R	2,535,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/19 at 100.00	N/R	1,584,375
	Conference Center, Series 2006B, 5.250%, 12/01/31 (4)
9,500	Total Maryland			7,190,025
	Massachusetts – 1.6% (1.1% of Total Investments)
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	6,117,983
	Series 2017B, 4.250%, 7/01/46 (AMT) (UB) (5)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	AA	5,630,850
	3/01/46 (UB) (5)
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	AA	3,315,977
	4/01/33 (UB) (5)
13,720	Total Massachusetts			15,064,810

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.6% (1.1% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
$ 10	5.500%, 5/01/21 – ACA Insured	12/19 at 100.00	B–	$ 10,028
330	5.500%, 5/01/21	12/19 at 100.00	B–	327,891
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	12/19 at 100.00	N/R	87,571
915	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope	4/21 at 100.00	B	825,202
	Academy Project, Series 2011, 8.125%, 4/01/41
1,240	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	7/27 at 100.00	N/R	1,009,732
	Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB) (5)	10/24 at 100.00	AA	2,367,845
4,500	4.600%, 4/01/52 (UB) (5)	10/24 at 100.00	AA	4,816,305
1,620	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	12/19 at 100.00	N/R	1,621,037
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	12/19 at 100.00	BBB–	1,001,860
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	12/19 at 100.00	BBB–	1,000,560
	Richfield Public School Academy, Series 2007, 5.000%, 9/01/36
805	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	12/19 at 100.00	N/R	805,314
	David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37
845	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project,	12/23 at 100.00	N/R	956,041
	Series 2018, 7.000%, 12/01/30, 144A (AMT)
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	12/19 at 100.00	B+	500,400
	6.375%, 11/01/35
15,078	Total Michigan			15,329,786
	Minnesota – 0.8% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	715,028
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B–	881,480
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	514,413
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	2,161,440
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	Ba1	3,105,720
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)
7,170	Total Minnesota			7,378,081
	Mississippi – 0.1% (0.1% of Total Investments)
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward	10/26 at 100.00	N/R	495,875
	Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49, 144A (Mandatory Put 10/15/39)
608	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	12/19 at 100.00	N/R	611,384
	Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)
1,108	Total Mississippi			1,107,259
	Missouri – 2.0% (1.4% of Total Investments)
890	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	12/19 at 100.00	A–	892,314
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
1,280	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin	4/23 at 100.00	N/R	1,354,317
	Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	677,820
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	$ 2,054,840
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	10,817,900
	Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project,	12/19 at 100.00	N/R	1,100,033
	Series 2007A, 5.350%, 6/15/32
805	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone	9/20 at 100.00	N/R	819,941
	Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B,
	7.000%, 9/01/35
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	3/20 at 100.00	N/R	1,354,421
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	256,200
	Projects, Series 2007A, 6.000%, 12/31/26
18,815	Total Missouri			19,327,786
	Nevada – 1.7% (1.2% of Total Investments)
1,000	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local	9/28 at 100.00	N/R	1,071,940
	Improvement Bonds, Series 2018, 5.375%, 9/01/48
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	2,041,800
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	10,910,600
	Bonds, Series 2018B, 4.000%, 7/01/49 (UB) (5)
575	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	12/28 at 100.00	N/R	606,067
	Vista, Series 2019, 4.625%, 6/01/49
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales
	Tax Revenue Bonds Series 2008A:
155	6.500%, 6/15/20	11/19 at 100.00	Ba2	158,129
1,500	6.750%, 6/15/28, 144A	11/19 at 100.00	Ba2	1,530,300
15,230	Total Nevada			16,318,836
	New Jersey – 5.7% (3.9% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,819,225
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%,
	6/15/47 (UB) (5)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	5,638,450
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB) (5)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	10,701,750
	2017DDD, 5.000%, 6/15/42 (UB) (5)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	Ba3	2,295,510
	Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	1,240,412
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	N/R (6)	1,027,400
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	12/19 at 100.00	BB+	5,216,484
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	23,393,600
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (5)
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,425,434
	Bonds, Series 2018B, 5.000%, 6/01/46
68,580	Total New Jersey			54,758,265

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.6% (0.4% of Total Investments)
$ 320	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	3/20 at 55.29	N/R	$ 147,200
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
50	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	51,533
	Series 2015A, 5.900%, 9/01/32
230	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	237,052
	Series 2015B, 5.900%, 9/01/32
395	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	402,157
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,278,692
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB– (6)	993,960
	Project, Series 2010A, 5.875%, 7/01/30 (Pre-refunded 7/01/20)
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	1,067,440
	Bonds, Series 2014, 6.750%, 10/01/33
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	1,500,802
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
5,642	Total New Mexico			5,678,836
	New York – 8.6% (6.0% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (6)	1,010,320
	Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)
4,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine,	9/25 at 100.00	N/R	4,560,400
	Inc, Series 2015, 5.500%, 9/01/45, 144A
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	234,202
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College	6/22 at 100.00	N/R	996,560
	Project, Series 2019A, 5.500%, 9/01/22
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A	11,579,600
	2016C-1, 5.000%, 11/15/56 (UB) (5)
14,260	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	Aa2	15,286,150
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53 (UB) (5)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	3.163%, 10/01/37 (4)	12/19 at 100.00	N/R	990,000
5,000	3.231%, 10/01/46 (4)	12/19 at 100.00	N/R	3,300,000
395	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	12/19 at 100.00	N/R	389,146
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
7,075	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%,	8/26 at 100.00	AA	8,392,153
	8/01/38 (UB) (5)
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port	12/21 at 100.00	AA–	649,500
	Authority Consolidated Bonds, Tender Option Bond Trust 2016-XG0062, 14.725%,
	12/15/41, 144A (IF) (5)
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,103,540
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,643,282
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	7,142,280
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	1/20 at 100.00	AA+ (6)	1,389,053
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%,
	7/15/49 (Pre-refunded 1/15/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds,
	Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
$ 250	14.966%, 1/15/44 (Pre-refunded 1/15/20), 144A (IF) (5)	1/20 at 100.00	AA+ (6)	$ 258,090
625	14.966%, 1/15/44 (Pre-refunded 1/15/20), 144A (IF) (5)	1/20 at 100.00	AA+ (6)	645,225
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	A2	5,562,811
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured
	(AMT) (UB) (5)
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	3,865,858
	Series 2017, 5.000%, 4/15/57 (UB) (5)
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	555,270
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	12/19 at 100.00	N/R	1,009,610
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	11,202,723
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46 (UB) (5)
77,185	Total New York			83,765,773
	North Carolina – 0.1% (0.1% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,101,821
	Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 15.341%,
	1/15/42, 144A (IF)
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	880,000
	Project, Series 2013, 7.750%, 9/01/38 (4)
	Ohio – 8.1% (5.6% of Total Investments)
30,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	11/19 at 9.11	N/R	1,326,750
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C,
	0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
10,000	5.875%, 6/01/30	11/19 at 100.00	CCC+	10,027,400
6,875	5.750%, 6/01/34	11/19 at 100.00	CCC+	6,883,662
10,500	5.875%, 6/01/47	11/19 at 100.00	B–	10,567,410
2,005	6.500%, 6/01/47	11/19 at 100.00	B–	2,050,534
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa3	5,588,047
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,531,920
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project,	12/20 at 100.00	AA–	1,314,234
	Series 2010B, 6.000%, 12/01/30
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A2	11,835,626
	Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (5)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	2,471,000
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
3,310	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	3,659,470
	Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	322,113
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
2,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,075,450
	FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (4)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 4,191,875
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (AMT)
	(Mandatory Put 5/01/20) (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,647,500
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	Put 7/01/21) (4)
3,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,722,512
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	225,038
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put
	4/01/20) (4)
1,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	895,737
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (AMT) (Mandatory
	Put 5/01/20) (4)
2,725	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,404,813
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,217,500
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	2,131,740
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste	12/19 at 100.00	N/R	60
	Inc, Series 2007A, 6.350%, 7/01/27 (AMT) (4)
113,585	Total Ohio			78,090,391
	Oklahoma – 0.2% (0.1% of Total Investments)
1,745	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,928,225
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
	Pennsylvania – 1.5% (1.0% of Total Investments)
1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	1,396,150
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,206,250
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41
	(Mandatory Put 6/01/20) (4)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,395,987
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (4)
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (6)	208,345
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	16.063%, 8/01/38 (Pre-refunded 8/01/20), 144A (IF) (5)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	4,413
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	4,595,780
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R	2,760,900
	Esperanza, Inc – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	555,808
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	185,882
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
14,095	Total Pennsylvania			14,309,515

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 3.9% (2.7% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
$ 5,260	6.000%, 7/01/38	12/19 at 100.00	C	$ 5,332,325
2,125	6.000%, 7/01/44	12/19 at 100.00	C	2,154,219
2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	C	2,097,500
	5.250%, 7/01/42
1,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	7/20 at 100.00	D	1,141,875
	America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,835	3.957%, 7/01/42 (4)	7/22 at 100.00	D	1,380,838
185	3.961%, 7/01/42 (4)	7/22 at 100.00	D	139,213
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20 (4)	No Opt. Call	D	1,515,000
615	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/37 (4)	12/19 at 100.00	D	462,788
405	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC, 3.957%, 7/01/28 (4)	7/20 at 100.00	D	304,763
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%, 7/01/25 (4)	7/20 at 100.00	D	2,287,500
375	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 3.978%, 7/01/33 (4)	12/19 at 100.00	D	285,938
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond	7/20 at 100.00	D	2,283,750
	Series 2010EE, 6.050%, 7/01/32 (4)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
30,000	0.010%, 7/01/46	7/28 at 41.38	N/R	7,837,500
10,000	0.000%, 7/01/51	7/28 at 30.01	N/R	1,951,400
4,000	4.750%, 7/01/53	7/28 at 100.00	N/R	4,141,600
3,185	5.000%, 7/01/58	7/28 at 100.00	N/R	3,351,575
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,032,730
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
70,485	Total Puerto Rico			37,700,514
	Rhode Island – 0.4% (0.3% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds,	1/21 at 100.00	N/R (6)	1,081,660
	Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/19 at 14.61	CCC–	2,445,379
	Bonds, Series 2007A, 0.000%, 6/01/52
19,260	Total Rhode Island			3,527,039
	South Carolina – 2.2% (1.5% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	12/19 at 100.00	N/R	840,000
	District, Series 2007A, 7.750%, 11/01/39 (4)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	No Opt. Call	N/R	730,170
	District, Series 2007B, 7.700%, 11/01/17 (4)
990	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/24 at 100.00	N/R	1,119,136
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	12/29 at 100.00	Baa3	1,132,450
	Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (6)	1,364,275
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
3,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	3,498,840
	Series 2016B, 5.000%, 12/01/46 (UB) (5)
11,615	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	12,935,393
	2014A, 5.000%, 12/01/49 (UB) (5)
25,332	Total South Carolina			21,620,264

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 3.7% (2.6% of Total Investments)
$ 3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	Baa1 (6)	$ 3,103,890
	Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38
	(Pre-refunded 7/01/20)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
11,095	5.000%, 7/01/40 (UB)	7/26 at 100.00	A3	12,932,665
5,240	5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	6,042,034
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	5,566,600
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	7,357,051
	5.625%, 9/01/26
940	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	12/19 at 100.00	N/R	939,915
	Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46
31,299	Total Tennessee			35,942,155
	Texas – 4.8% (3.3% of Total Investments)
500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public	9/29 at 100.00	N/R	495,795
	Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%,
	9/01/49, 144A
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	9/22 at 103.00	N/R	1,039,980
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (6)	263,698
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (6)	1,062,670
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	4,853,308
	5.000%, 12/01/48 (UB) (5)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
390	6.625%, 9/01/31	9/23 at 100.00	N/R	456,830
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,140,670
165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public	8/27 at 100.00	N/R	166,845
	Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,582,830
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	12/19 at 100.00	B3	1,005,270
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5	9/29 at 100.00	N/R	126,238
	Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A
835	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	12/19 at 100.00	N/R	835,042
	2006A, 6.000%, 2/15/36
3,355	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R	3,466,118
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District
	Project, Series 2019:
300	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	307,233
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	511,915
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	1,000,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4), (7)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	BBB–	973,830
	Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi
	Project, Series 2014A, 5.000%, 4/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	$ 1,052,620
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A:
1,250	5.000%, 7/01/35	7/25 at 100.00	CCC	1,162,438
2,445	5.000%, 7/01/47	7/25 at 100.00	CCC	2,266,222
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (6)	2,944,665
	Trust 2016-XG0036, 16.451%, 9/01/41 (Pre-refunded 9/01/21), 144A (IF)
205	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	204,014
	District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A
185	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	184,321
	District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	1,325,000
	Bonds, Eden Home Inc, Series 2012, 2.576%, 12/15/32 (4)
175	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	175,817
	North Improvement Area, Series 2016, 5.750%, 9/15/36
5,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	5,434,650
	Series 2018A, 4.250%, 9/01/48 (UB) (5)
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	2,835,402
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,039,160
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	4,668,525
810	Texas Public Finance Authority Charter School Finance Corporation, Charter School	12/19 at 100.00	BB–	811,944
	Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34
2,060	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	2,204,381
	Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds,
	Westminster Manor, Series 2010:
30	7.000%, 11/01/30	11/20 at 100.00	BBB+	30,708
440	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	464,587
45,245	Total Texas			46,092,726
	Utah – 0.4% (0.3% of Total Investments)
1,690	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	1,730,239
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,980	Utah Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High	5/21 at 100.00	N/R (6)	2,180,930
	School, Series 2011A, 8.125%, 5/15/31 (Pre-refunded 5/15/21)
3,670	Total Utah			3,911,169
	Vermont – 0.5% (0.4% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A	3,935,194
	Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46 (UB) (5)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law	1/21 at 100.00	N/R (6)	1,220,211
	School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)
4,555	Total Vermont			5,155,405

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 1.0% (0.7% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
$ 1,000	5.000%, 10/01/30	10/24 at 100.00	N/R	$ 1,000,000
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,953,100
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	12/19 at 100.00	Caa3	1,001,920
	Project, Series 2009A, 6.750%, 10/01/37
2,820	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series	No Opt. Call	N/R	2,824,286
	2018B, 7.000%, 7/01/20, 144A
9,820	Total Virgin Islands			9,779,306
	Virginia – 0.7% (0.5% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	457,200
	Bonds, Series 2003B, 4.125%, 3/01/18 (4)
5,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	5,535,000
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/19 at 100.00	B–	1,002,720
	Bonds, Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	88,637
130	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	141,543
6,972	Total Virginia			7,225,100
	Washington – 1.7% (1.2% of Total Investments)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	1,059,460
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	12/19 at 100.00	N/R	1,001,130
	Revenue Bonds, Series 2007, 5.600%, 6/01/37 (AMT)
220	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/19 at 100.00	N/R	220,849
	Series 2013, 5.750%, 4/01/43
3,215	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	3,303,155
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)
570	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	576,247
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)
1,565	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	1,605,580
	Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	7,677,295
	Center, Series 2017, 4.000%, 8/15/42 (UB)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R	1,073,900
	Project, Series 2012A, 6.750%, 10/01/47, 144A
15,900	Total Washington			16,517,616
	West Virginia – 0.3% (0.2% of Total Investments)
1,387	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,445,975
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
1,125	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,243,249
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
2,512	Total West Virginia			2,689,224

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 6.2% (4.3% of Total Investments)
$ 2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	$ 2,029,640
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
5,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	4,882,450
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson	11/19 at 100.00	BBB–	1,652,459
	Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
13	0.000%, 1/01/47, 144A	No Opt. Call	N/R	419
11	0.000%, 1/01/48, 144A	No Opt. Call	N/R	368
11	0.000%, 1/01/49, 144A	No Opt. Call	N/R	361
10	0.000%, 1/01/50, 144A	No Opt. Call	N/R	342
10	0.000%, 1/01/51, 144A	No Opt. Call	N/R	337
13	0.000%, 1/01/52, 144A	No Opt. Call	N/R	428
13	0.000%, 1/01/53, 144A	No Opt. Call	N/R	423
13	0.000%, 1/01/54, 144A	No Opt. Call	N/R	404
13	0.000%, 1/01/55, 144A	No Opt. Call	N/R	394
12	0.000%, 1/01/56, 144A	No Opt. Call	N/R	387
608	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	583,550
14	0.000%, 1/01/57, 144A	No Opt. Call	N/R	424
13	0.000%, 1/01/58, 144A	No Opt. Call	N/R	411
13	0.000%, 1/01/59, 144A	No Opt. Call	N/R	399
13	0.000%, 1/01/60, 144A	No Opt. Call	N/R	385
12	0.000%, 1/01/61, 144A	No Opt. Call	N/R	375
12	0.000%, 1/01/62, 144A	No Opt. Call	N/R	361
12	0.000%, 1/01/63, 144A	No Opt. Call	N/R	352
12	0.000%, 1/01/64, 144A	No Opt. Call	N/R	344
11	0.000%, 1/01/65, 144A	No Opt. Call	N/R	333
12	0.000%, 1/01/66, 144A	No Opt. Call	N/R	346
148	0.000%, 1/01/67, 144A	No Opt. Call	N/R	3,933
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A	No Opt. Call	N/R	816
24	0.000%, 1/01/47, 144A	No Opt. Call	N/R	790
24	0.000%, 1/01/48, 144A	No Opt. Call	N/R	788
23	0.000%, 1/01/49, 144A	No Opt. Call	N/R	781
23	0.000%, 1/01/50, 144A	No Opt. Call	N/R	753
25	0.000%, 1/01/51, 144A	No Opt. Call	N/R	826
659	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	584,784
25	0.000%, 1/01/52, 144A	No Opt. Call	N/R	803
25	0.000%, 1/01/53, 144A	No Opt. Call	N/R	792
25	0.000%, 1/01/54, 144A	No Opt. Call	N/R	779
24	0.000%, 1/01/55, 144A	No Opt. Call	N/R	765
24	0.000%, 1/01/56, 144A	No Opt. Call	N/R	756
24	0.000%, 1/01/57, 144A	No Opt. Call	N/R	743
23	0.000%, 1/01/58, 144A	No Opt. Call	N/R	728
23	0.000%, 1/01/59, 144A	No Opt. Call	N/R	722
23	0.000%, 1/01/60, 144A	No Opt. Call	N/R	705
23	0.000%, 1/01/61, 144A	No Opt. Call	N/R	687
23	0.000%, 1/01/62, 144A	No Opt. Call	N/R	676
22	0.000%, 1/01/63, 144A	No Opt. Call	N/R	663
22	0.000%, 1/01/64, 144A	No Opt. Call	N/R	657
22	0.000%, 1/01/65, 144A	No Opt. Call	N/R	641
22	0.000%, 1/01/66, 144A	No Opt. Call	N/R	610
281	0.000%, 1/01/67, 144A	No Opt. Call	N/R	7,487
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	4,834,655
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R	862,071
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	$ 348,236
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,191,280
	Dream @ Meadowlands Project, Series 2017A, 6.750%, 8/01/31, 144A
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,367,180
14,000	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	16,766,540
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	3,652,285
	2018A, 6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	553,225
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,490,976
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	4,510,677
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,179,716
	Sciences, Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of	6/22 at 104.00	N/R	1,069,040
	Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
1,000	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,054,620
2,000	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	2,111,660
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,399,950
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (UB) (5)
1,970	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of	6/22 at 100.00	N/R (6)	2,329,505
	Cary North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)
56,977	Total Wisconsin			60,488,993
$ 1,412,512	Total Municipal Bonds (cost $1,299,364,732)			1,373,348,566

Shares	Description (1)	Value
	COMMON STOCKS – 0.7% (0.5% of Total Investments)
	Airlines – 0.7% (0.5% of Total Investments)
227,514	American Airlines Group Inc. (9)	$ 6,839,071
	Total Common Stocks (cost $6,316,916)	6,839,071

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.4% (0.3% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 346	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (7)	15.000%	9/01/28	N/R	$ —
193	EWM P1 LLC (4), (7)	15.000%	9/01/28	N/R	—
539	Total Industrials				—
	Real Estate – 0.4% (0.3% of Total Investments)
300	Zilkha Biomass Selma LLC	5.000%	8/01/28	N/R	320,589
3,200	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	3,482,891
3,500	Total Real Estate				3,803,480
$ 4,039	Total Corporate Bonds (cost $4,038,605)				3,803,480
	Total Long-Term Investments (cost $1,309,720,253)				1,383,991,117

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.9% (1.3% of Total Investments)
	MUNICIPAL BONDS – 1.9% (1.3% of Total Investments)
	Massachusetts – 0.7% (0.5% of Total Investments)
$ 6,685	Massachusetts Development Finance Agency, Variable Rate Demand Obligations, Revenue Bonds,	12/19 at 100.00	A-1+	$ 6,685,000
	Tufts University, Series 2018R, 1.160%, 8/15/48 (11)
	New York – 0.3% (0.2% of Total Investments)
3,000	New York City Transitional Finance Authority, New York, Variable Rate Demand Obligations, Future	12/19 at 100.00	A-1	3,000,000
	Tax Secured Bonds, Subordinate Fiscal 2019 Subseries C-4, 1.300%, 11/01/44 (11)
	North Carolina – 0.9% (0.6% of Total Investments)
8,200	University of North Carolina Chapel Hill, Variable Rate Demand Obligations, Revenue Bonds,	1/20 at 100.00	A-1	8,200,000
	University of North Carolina Hospitals at Chapel Hill, Updates Series 2001A, 1.280%, 2/15/31 (11)
$ 17,885	Total Short-Term Investments (cost $17,885,000)			17,885,000
	Total Investments (cost $1,327,605,253) – 144.7%			1,401,876,117
	Floating Rate Obligations – (39.6)%			(383,362,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (9.0)% (10)			(86,866,271)
	Other Assets Less Liabilities – 3.9%			37,420,581
	Net Assets Applicable to Common Shares – 100%			$ 969,068,427

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013,AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(10)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 6.2%.
(11)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 91.1% (88.6% of Total Investments)
	MUNICIPAL BONDS – 86.4% (84.0% of Total Investments)
	Alabama – 4.6% (4.4% of Total Investments)
$ 32,450	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	B3	$ 34,279,855
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
2,000	Tuscaloosa County Industrial Development Authority, Florida, Gulf Opportunity Zone	5/29 at 100.00	N/R	2,305,020
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
34,450	Total Alabama			36,584,875
	Alaska – 0.0% (0.0% of Total Investments)
200	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	11/19 at 100.00	B3	200,272
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 0.6% (0.6% of Total Investments)
4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman	7/24 at 101.00	N/R	4,142,800
	Academy of Excellence ? East Tucson & Central Tucson Projects, Series 2019A, 5.000%,
	7/01/49, 144A
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/25 at 100.00	N/R	525,925
	American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A
4,500	Total Arizona			4,668,725
	Arkansas – 3.1% (3.0% of Total Investments)
23,250	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	24,749,625
	Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)
	California – 4.9% (4.7% of Total Investments)
15,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	16,962,000
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
	California School Finance Authority, California, Charter School Revenue Bonds, Encore
	Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	3,674,481
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,875,293
1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	1,284,917
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
3,160	5.750%, 7/01/24	12/19 at 100.00	CC	3,144,453
40	5.750%, 7/01/30	12/19 at 100.00	CC	39,914
1,515	5.750%, 7/01/35	12/19 at 100.00	CC	1,506,274
2,480	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	2,470,477
	Charity Health System, Series 2005G, 5.500%, 7/01/22
1,130	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	1,123,446
	Charity Health System, Series 2005H, 5.750%, 7/01/25
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/19 at 19.53	N/R	4,864,250
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
57,820	Total California			38,945,505
	Colorado – 2.0% (2.0% of Total Investments)
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,827,680
	Series 2019A-1, 5.000%, 8/01/36
4,210	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,994,701
	Series 2019A-2, 3.250%, 8/01/49
1,000	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/24 at 103.00	N/R	997,320
	Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 705	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited	12/24 at 103.00	N/R	$ 715,737
	Tax Bonds, Series 2019A, 5.000%, 12/01/49
760	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General	12/25 at 103.00	N/R	773,672
	Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A,
	5.250%, 12/01/51 (WI/DD, Settling 11/12/19)
	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019:
1,400	5.000%, 12/01/39	9/24 at 103.00	N/R	1,507,086
2,125	5.000%, 12/01/49	9/24 at 103.00	N/R	2,266,461
1,000	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,056,930
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
15,200	Total Colorado			16,139,587
	Connecticut – 0.0% (0.0% of Total Investments)
4,396	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	164,832
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (5)
	District of Columbia – 2.0% (2.0% of Total Investments)
86,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.53	N/R	16,427,720
	Bonds, Series 2006A, 0.000%, 6/15/46
	Florida – 10.3% (10.0% of Total Investments)
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care
	Inc Project, Series 2015:
4,200	5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	4,572,834
2,500	6.000%, 7/01/45, 144A	7/25 at 100.00	N/R	2,729,650
475	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	496,717
	Housing, Inc Project, Series 2017, 5.875%, 8/01/52, 144A
500	Currents Community Development District, Collier County, Florida, Bond Anticipation	10/20 at 100.00	N/R	500,015
	Note, Series 2019, 4.500%, 11/01/20
	Epperson North Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,098,340
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	1,102,550
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami
	Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24, 144A	No Opt. Call	N/R	163,188
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	2,462,275
5,100	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	5,010,801
1,075	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	1,145,810
	Charter Foundation Inc Projects, Series 2017A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
11,000	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	1/20 at 104.00	N/R	10,477,500
40,815	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	38,456,301
7,000	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus	12/23 at 105.00	N/R	7,091,280
	Properties LLC Project, Series 2019, 6.875%, 12/01/38, 144A
2,550	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	2,561,602
	Series 2019A-1, 4.750%, 5/01/50
1,575	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	1,582,166
	Series 2019A-2, 4.750%, 5/01/29
2,000	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,240,000
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
900	Westside Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	901,755
	Refunding Series 2019, 4.125%, 5/01/38, 144A
84,355	Total Florida			82,592,784

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 4.0% (3.9% of Total Investments)
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
$ 4,015	6.750%, 1/01/35	1/28 at 100.00	N/R	$ 4,245,341
7,765	7.000%, 1/01/40	1/28 at 100.00	N/R	8,245,886
441	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	507,485
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
18,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Series	7/28 at 100.00	Baa2	19,150,740
	2019B, 4.000%, 1/01/49 (UB) (4)
30,221	Total Georgia			32,149,452
	Illinois – 9.5% (9.3% of Total Investments)
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,550	5.000%, 1/01/28	No Opt. Call	BBB–	5,311,260
5,000	5.500%, 1/01/35	1/29 at 100.00	BBB–	5,982,400
4,485	5.000%, 1/01/44	1/29 at 100.00	BBB–	5,052,980
4,475	5.500%, 1/01/49	1/29 at 100.00	BBB–	5,213,509
9,900	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series	5/24 at 103.00	N/R	10,318,275
	2017, 5.250%, 5/15/54
5,000	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation –	7/25 at 100.00	B–	4,818,350
	Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47
1,010	Illinois State, General Obligation Bonds, December Series 2017A, 4.000%, 12/01/33	12/27 at 100.00	BBB–	1,051,976
7,100	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB–	7,612,478
1,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/34	6/26 at 100.00	BBB–	1,031,890
	Illinois State, General Obligation Bonds, November Series 2017D:
20,000	5.000%, 11/01/28 (UB) (4)	11/27 at 100.00	BBB–	22,893,600
5,805	5.000%, 11/01/28	11/27 at 100.00	BBB–	6,644,867
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	507,375
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
68,825	Total Illinois			76,438,960
	Kentucky – 0.6% (0.5% of Total Investments)
1,105	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,350,708
	Series 2019A-1, 5.000%, 8/01/32
2,505	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,094,126
	Series 2019A-2, 5.000%, 8/01/30
3,610	Total Kentucky			4,444,834
	Louisiana – 0.6% (0.5% of Total Investments)
160	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment	6/30 at 100.00	N/R	158,616
	Revenue Bonds, Series 2019, 4.125%, 6/01/39, 144A
3,950	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/29 at 100.00	N/R	3,959,915
	Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A
395	Louisiana Local Government Environmental Facilities and Community Development Authority,	12/22 at 105.00	BB+	363,274
	Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27
4,505	Total Louisiana			4,481,805
	Michigan – 2.5% (2.5% of Total Investments)
600,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	20,418,000
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.010%, 6/01/58

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.3% (0.3% of Total Investments)
$ 500	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project,	7/26 at 102.00	N/R	$ 518,810
	Series 2018A, 5.000%, 7/01/53
1,300	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	1,393,015
	Project, Series 2015A, 5.750%, 7/01/46
440	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project,	7/27 at 102.00	N/R	450,639
	Series 2019A, 5.000%, 7/01/54
2,240	Total Minnesota			2,362,464
	Nevada – 1.1% (1.1% of Total Investments)
5,375	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/28 at 100.00	N/R	6,186,249
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38,
	144A (AMT)
2,750	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	2,807,475
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)
8,125	Total Nevada			8,993,724
	New Jersey – 3.9% (3.8% of Total Investments)
4,000	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal	10/27 at 102.00	N/R	4,012,240
	LLC Project, Series 2019A, 5.000%, 10/01/39, 144A
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
10,000	4.000%, 6/15/44	12/28 at 100.00	BBB+	10,440,000
14,285	4.000%, 6/15/50	12/28 at 100.00	BBB+	14,850,400
1,800	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	1,984,446
	Bonds, Series 2018B, 5.000%, 6/01/46
30,085	Total New Jersey			31,287,086
	New York – 6.8% (6.6% of Total Investments)
375	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	376,181
	Pratt Paper NY, Inc Project, Series 2014, 3.750%, 1/01/20, 144A (AMT)
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	5,632,650
	Center Project, Class 2 Series 2014, 5.375%, 11/15/40, 144A
30,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A–	33,291,000
	Series 2019B, 4.000%, 1/01/50
15,200	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	15,130,688
50,575	Total New York			54,430,519
	Ohio – 9.8% (9.6% of Total Investments)
36,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	11/19 at 14.07	N/R	2,213,630
	Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47
100,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	11/19 at 9.11	N/R	4,350,000
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
2,000	5.750%, 6/01/34	11/19 at 100.00	CCC+	2,002,520
15,005	5.875%, 6/01/47	11/19 at 100.00	B–	15,101,332
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center
	Project, Liberty Community Authority, Series 2014C:
765	5.000%, 12/01/24	12/22 at 100.00	N/R	783,031
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	1,020,520
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	1,021,280
1,000	Hilliard Hickory Chase Community Authority, Ohio, Infrastructure Improvement Revenue	12/29 at 100.00	N/R	1,032,740
	Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A
5,020	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	4,430,150
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (5)
14,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	16,528,421
	Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 1,840,012
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (5)
2,200	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,266,000
	FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (5)
4,140	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,653,550
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)
2,895	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,104,888
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (5)
4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	1/28 at 100.00	N/R	4,327,160
	Project, Series 2017, 4.500%, 1/15/48, 144A (AMT)
2,470	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,179,775
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (5)
2,510	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,215,075
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (5)
6,455	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	6,922,988
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (5)
2,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,161,088
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (5)
2,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,765,000
	Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (5)
207,710	Total Ohio			78,919,160
	Oklahoma – 0.3% (0.3% of Total Investments)
2,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	BB+	2,384,980
	Project, Series 2018B, 5.500%, 8/15/57
	Pennsylvania – 2.4% (2.3% of Total Investments)
1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	B3	1,162,856
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
1,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,270,800
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35
	(Mandatory Put 7/01/21) (5)
1,280	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,372,800
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (5)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
3,300	4.375%, 1/01/35 (Mandatory Put 7/01/22) (5)	No Opt. Call	N/R	3,539,250
560	3.500%, 4/01/41 (Mandatory Put 6/01/20) (5)	No Opt. Call	N/R	494,200
5,355	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	4,725,787
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (5)
1,025	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	904,562
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (5)
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium
	Chater School Project, Series 2017A:
1,825	5.125%, 10/15/37	4/27 at 100.00	BB	1,980,490
3,250	5.250%, 10/15/47	4/27 at 100.00	BB	3,500,673
19,160	Total Pennsylvania			18,951,418

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 6.7% (6.5% of Total Investments)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
$ 5,605	3.957%, 7/01/42 (5)	7/22 at 100.00	D	$ 4,217,763
1,000	3.961%, 7/01/42 (5)	7/22 at 100.00	D	752,500
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
25	3.957%, 7/01/21 (5)	12/19 at 100.00	D	18,813
3,750	3.957%, 7/01/26 (5)	12/19 at 100.00	D	2,821,875
310	3.957%, 7/01/32 (5)	12/19 at 100.00	D	233,275
160	3.957%, 7/01/37 (5)	12/19 at 100.00	D	120,400
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	3.957%, 7/01/28 (5)	7/20 at 100.00	D	2,253,738
500	3.978%, 7/01/28 (5)	7/20 at 100.00	D	381,250
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	3.978%, 7/01/27 (5)	7/20 at 100.00	D	76,250
4,000	3.978%, 7/01/35 (5)	12/19 at 100.00	D	3,050,000
3,000	3.978%, 7/01/40 (5)	7/20 at 100.00	D	2,287,500
400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%,	7/20 at 100.00	D	305,000
	7/01/24 (5)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	4.123%, 7/01/33 (5)	7/23 at 100.00	D	3,918,750
10,000	4.102%, 7/01/36 (5)	7/23 at 100.00	D	7,787,500
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1,	No Opt. Call	N/R	810,000
	4.371%, 7/01/19 (5)
25	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 3.978%, 7/01/33 (5)	12/19 at 100.00	D	19,062
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
26,196	0.010%, 7/01/46	7/28 at 41.38	N/R	6,843,717
26,135	0.000%, 7/01/51	7/28 at 30.01	N/R	5,100,050
11,925	5.000%, 7/01/58	7/28 at 100.00	N/R	12,548,760
500	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/24	12/19 at 100.00	C	498,750
102,626	Total Puerto Rico			54,044,953
	Tennessee – 0.5% (0.5% of Total Investments)
4,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	4,109,280
	Project, Series 2016A, 5.125%, 12/01/42, 144A
	Texas – 3.2% (3.1% of Total Investments)
520	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/24 at 100.00	N/R	546,780
	Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A
2,100	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	No Opt. Call	CCC	1,893,276
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project,
	Series 2015B, 4.375%, 7/01/21
20,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds,	6/29 at 100.00	Baa3	23,330,800
	NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
22,620	Total Texas			25,770,856
	Utah – 0.1% (0.1% of Total Investments)
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning	6/27 at 102.00	N/R	1,046,980
	Academy Project, Series 2019A, 5.000%, 6/15/50, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund
Portfolio of Investments (continued)

October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 2.4% (2.3% of Total Investments)
$ 710	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	N/R	$ 708,225
	Series 2012A, 5.000%, 10/01/32
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/30	10/24 at 100.00	N/R	1,000,000
15,000	5.000%, 10/01/39	10/24 at 100.00	N/R	14,859,300
700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	No Opt. Call	N/R	703,500
	Series 2014A, 5.000%, 10/01/24
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds,	10/20 at 100.00	Caa3	1,005,440
	Subordinate Lien Series 2010B, 5.250%, 10/01/29
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	12/19 at 100.00	Caa3	1,002,540
	Project, Series 2009A, 6.625%, 10/01/29
19,410	Total Virgin Islands			19,279,005
	Washington – 2.6% (2.6% of Total Investments)
	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health,
	Series 2019A-1:
1,005	5.000%, 8/01/28	No Opt. Call	BBB+	1,239,195
1,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	1,224,660
1,500	5.000%, 8/01/35	8/29 at 100.00	BBB+	1,815,660
3,280	5.000%, 8/01/39	8/29 at 100.00	BBB+	3,918,288
	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
3,500	5.000%, 8/01/30	8/29 at 100.00	BBB+	4,323,130
2,855	5.000%, 8/01/35	8/29 at 100.00	BBB+	3,455,806
4,250	5.000%, 8/01/39	8/29 at 100.00	BBB+	5,077,050
17,390	Total Washington			21,053,789
	West Virginia – 0.5% (0.5% of Total Investments)
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,
	University Town Centre Economic Opportunity Development District, Refunding &
	Improvement Series 2017A:
3,000	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	3,305,880
625	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	690,694
3,625	Total West Virginia			3,996,574
	Wisconsin – 1.1% (1.0% of Total Investments)
4,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	3,905,960
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,	7/28 at 100.00	N/R	1,967,580
	Senior Series 2018A, 7.000%, 7/01/48, 144A
2,500	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment	1/28 at 100.00	N/R	2,648,650
	Center, Series 2018A-1, 6.125%, 1/01/33, 144A
8,500	Total Wisconsin			8,522,190
$ 1,516,398	Total Municipal Bonds (cost $691,381,165)			693,559,954

Shares	Description (1), (6)	Value
	EXCHANGE-TRADED FUNDS – 4.7% (4.6% of Total Investments)
592,000	VanEck Vectors High-Yield Municipal Index ETF	$ 38,071,520
	Total Exchange-Traded Funds (cost $38,111,630)	38,071,520
	Total Long-Term Investments (cost $729,492,795)	731,631,474

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 11.7% (11.4% of Total Investments)
	MUNICIPAL BONDS – 11.7% (11.4% of Total Investments)
	Arizona – 2.7% (2.6% of Total Investments)
$ 21,320	Phoenix Industrial Development Authority, Arizona, Health Care Facilities Revenue Bonds,	12/19 at 100.00	A-1	$ 21,320,000
	Mayo Clinic, Variable Rate Demand Obligations, Series 2014B, 1.200%, 11/15/52 (7)
	Indiana – 3.7% (3.6% of Total Investments)
30,000	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group,	12/19 at 100.00	A-1	30,000,000
	Variable Rate Series 2009D, Variable Rate Demand Obligations, 1.260%, 11/01/39 (7)
	Mississippi – 3.7% (3.6% of Total Investments)
15,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development	1/20 at 100.00	A-1+	15,000,000
	Revenue Bonds, Chevron USA Inc Project, Variable Rate Demand Obligations, Series 2010H,
	1.260%, 11/01/35 (7)
15,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development	1/20 at 100.00	A-1+	15,000,000
	Revenue Bonds, Chevron USA Inc Project, Variable Rate Demand Obligations, Series 2010K,
	1.260%, 11/01/35 (7)
30,000	Total Mississippi			30,000,000
	New York – 1.6% (1.6% of Total Investments)
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Variable Rate	12/19 at 100.00	A-1	5,000,000
	Demand Obligations, Subordinate Fiscal 2016 Adjustable Rate Series E-43, 1.350%, 2/01/45 (7)
8,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds,	12/19 at 100.00	A-1	8,000,000
	Variable Rate Demand Obligations, Subordinate Lien Series 2010G-5, 1.300%, 5/01/34
	(Mandatory Put 11/02/19) (7)
13,000	Total New York			13,000,000
$ 94,320	Total Short-Term Investments (cost $94,320,000)			94,320,000
	Total Investments (cost $823,812,795) – 102.8%			825,951,474
	Floating Rate Obligations – (3.5)%			(28,500,000)
	Other Assets Less Liabilities – 0.7%			5,594,235
	Net Assets Applicable to Common Shares – 100%			$ 803,045,709

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETF	Exchange-Traded Fund.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

Statement of Assets and Liabilities
October 31, 2019

	NVG	NZF	NMZ	NMCO
Assets
Long-term investments, at value (cost $4,838,743,489, $3,323,393,132,
$1,309,720,253 and $729,492,795, respectively)	$5,399,427,282	$3,700,961,860	$1,383,991,117	$731,631,474
Short-term investments, at value (cost approximates value)	—	—	17,885,000	94,320,000
Cash	—	—	438,878	11,531,093
Receivable for:
Dividends and interest	78,890,996	52,421,500	25,015,721	7,442,788
Investments sold	34,132,443	11,102,933	16,139,472	20,000
Shares sold	—	—	3,972,476	—
Other assets	1,788,277	772,080	98,917	698
Total assets	5,514,238,998	3,765,258,373	1,447,541,581	844,946,053
Liabilities
Cash overdraft	7,772,606	3,214,179	—	—
Floating rate obligations	184,980,000	23,620,000	383,362,000	28,500,000
Payable for:
Dividends	12,506,532	8,889,537	3,977,799	—
Interest	1,260,864	185,156	2,684,020	45,413
Investments purchased	14,454,227	68,182	534,245	12,690,020
Offering costs	26,001	—	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of
deferred offering costs (liquidation preference $—, $—,
$87,000,000 and $—, respectively)	—	—	86,866,271	—
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $405,400,000, $641,000,000,
$— and $—, respectively)	403,797,156	639,973,963	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $1,411,600,000, $727,000,000,
$— and $—, respectively)	1,407,881,715	722,295,855	—	—
Accrued expenses:
Management fees	2,806,021	1,930,224	788,896	584,316
Trustees fees	962,835	646,616	103,268	4,429
Other	828,763	413,158	156,655	76,166
Total liabilities	2,037,276,720	1,401,236,870	478,473,154	41,900,344
Net assets applicable to common shares	$3,476,962,278	$2,364,021,503	$969,068,427	$803,045,709
Common shares outstanding	202,552,895	142,125,906	69,031,903	53,256,667
Net asset value (“NAV”) per common share outstanding	$17.17	$16.63	$14.04	$15.08

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529	$1,421,259	$690,319	$532,567
Paid-in surplus	2,905,850,438	2,007,898,841	883,945,291	798,313,003
Total distributable earnings	569,086,311	354,701,403	84,432,817	4,200,139
Net assets applicable to common shares	$3,476,962,278	$2,364,021,503	$969,068,427	$803,045,709
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2019

	NVG	NZF	NMZ	NMCO*
Investment Income	$243,105,524	$166,159,469	$69,075,321	$3,254,922
Expenses
Management fees	32,262,996	22,236,437	8,557,946	789,743
Interest expense and amortization of offering costs	37,714,817	33,617,306	10,136,888	45,412
Liquidity fees	9,755,090	1,600,058	—	—
Remarketing fees	1,394,866	99,361	—	—
Custodian fees	483,149	360,363	132,261	11,103
Trustees fees	153,876	109,061	28,800	4,438
Professional fees	243,389	567,848	162,674	22,314
Shareholder reporting expenses	259,019	174,499	95,195	35,181
Shareholder servicing agent fees	91,714	52,067	14,730	15
Stock exchange listing fees	56,860	39,898	22,394	—
Investor relations expenses	210,458	148,306	39,904	7,440
Other	266,482	362,452	148,323	209
Total expenses	82,892,716	59,367,656	19,339,115	915,855
Net investment income (loss)	160,212,808	106,791,813	49,736,206	2,339,067
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,920,660	12,807,388	2,231,652	(282,042)
Swaps	(80,409)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	339,640,998	215,305,771	74,265,476	2,138,679
Swaps	(1,924,823)	—	—	—
Net realized and unrealized gain (loss)	346,556,426	228,113,159	76,497,128	1,856,637
Net increase (decrease) in net assets applicable to
common shares from operations	$506,769,234	$334,904,972	$126,233,334	$4,195,704

* For the period September 16, 2019 (commencement of operations) through October 31, 2019.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NVG		NZF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Operations
Net investment income (loss)	$160,212,808	$163,773,767	$106,791,813	$114,479,914
Net realized gain (loss) from:
Investments	8,920,660	11,735,734	12,807,388	(6,595,116)
Swaps	(80,409)	5,165,658	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	339,640,998	(195,930,797)	215,305,771	(126,617,701)
Swaps	(1,924,823)	776,750	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	506,769,234	(14,478,888)	334,904,972	(18,732,903)
Distributions to Common Shareholders
Dividends	(164,776,774)	(170,326,725)	(112,563,715)	(118,490,365)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(164,776,774)	(170,326,725)	(112,563,715)	(118,490,365)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	341,992,460	(184,805,613)	222,341,257	(137,223,268)
Net assets applicable to common shares at the beginning of period	3,134,969,818	3,319,775,431	2,141,680,246	2,278,903,514
Net assets applicable to common shares at the end of period	$3,476,962,278	$3,134,969,818	$2,364,021,503	$2,141,680,246

See accompanying notes to financial statements.

	NMZ		NMCO
			For the period 9/16/19
			(commencement
	Year Ended	Year Ended	of operations)
	10/31/19	10/31/18	through 10/31/19
Operations
Net investment income (loss)	$49,736,206	$52,376,782	$2,339,067
Net realized gain (loss) from:
Investments	2,231,652	(3,425,012)	(282,042)
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	74,265,476	(46,142,642)	2,138,679
Swaps	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	126,233,334	2,809,128	4,195,704
Distributions to Common Shareholders
Dividends	(45,460,832)	(47,475,440)	—
Decrease in net assets applicable to common shares from
distributions to common shareholders	(45,460,832)	(47,475,440)	—
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	798,750,000
Proceeds from shelf offering, net of offering costs	69,515,572	9,084,815	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	341,504	274,882	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	69,857,076	9,359,697	798,750,000
Net increase (decrease) in net assets applicable to common shares	150,629,578	(35,306,615)	802,945,704
Net assets applicable to common shares at the beginning of period	818,438,849	853,745,464	100,005
Net assets applicable to common shares at the end of period	$969,068,427	$818,438,849	$803,045,709

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2019

	NVG	NZF	NMZ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$506,769,234	$334,904,972	$126,233,334
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(336,191,714)	(419,425,265)	(266,237,896)
Proceeds from sales and maturities of investments	361,090,778	486,237,108	205,266,707
Proceeds from (Purchases of) short-term investments, net	5,000,000	—	(17,885,000)
Payment-in-kind distributions	—	(528,479)	(66,823)
Premiums received (paid) for interest rate swaps	1,072	—	—
Taxes paid	(286,336)	(31,120)	(6,349)
Amortization (Accretion) of premiums and discounts, net	(17,850,798)	(14,085,261)	693,827
Amortization of deferred offering costs	459,887	258,632	14,959
(Increase) Decrease in:
Receivable for dividends and interest	(5,472,325)	(638,550)	(3,898,432)
Receivable for investments sold	(21,130,264)	17,554,412	(14,619,934)
Receivable for shares sold	—	—	(3,972,476)
Receivable for variation margin on swap contracts	331,347	—	—
Other assets	21,509	44,581	318,447
Increase (Decrease) in:
Payable for interest	1,163,332	185,156	2,506,111
Payable for investments purchased	(16,373,118)	(34,855,533)	530,516
Payable for offering costs	(206,448)	(136,955)	—
Accrued management fees	131,566	99,075	104,244
Accrued Trustees fees	(6,429)	(1,727)	5,044
Accrued other expenses	204,208	2,507	4,034
Net realized (gain) loss from investments	(8,920,660)	(12,807,388)	(2,231,652)
Change in net unrealized (appreciation) depreciation of investments	(339,640,998)	(215,305,771)	(74,265,476)
Net cash provided by (used in) operating activities	129,093,843	141,470,394	(47,506,815)
Cash Flows from Financing Activities
Proceeds from borrowings	91,272,000	150,749,575	27,100,000
Repayments of borrowings	(91,272,000)	(175,149,575)	(27,100,000)
Proceeds from MFP Shares issued, at liquidation value	200,000,000	—	—
(Payments for) MFP Shares redeemed, at liquidation value	(200,000,000)	—	—
(Payments for) deferred offering cost	(1,540,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	69,515,572
Increase (Decrease) in cash overdraft	7,772,606	(4,459,839)	(2,837,889)
Proceeds from floating rate obligations	11,040,000	—	83,229,000
Repayments from floating rate obligations	(5,060,000)	—	(57,280,000)
Cash distribution paid to common shareholders	(164,763,054)	(112,610,555)	(44,680,990)
Net cash provided by (used in) financing activities	(152,550,448)	(141,470,394)	47,945,693
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(23,456,605)	—	438,878
Cash and cash collateral at brokers at the beginning of period	23,456,605	—	—
Cash and cash collateral at brokers at the end of period	$—	$—	$438,878

Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ
Cash paid for interest (excluding amortization of offering costs)	$36,090,405	$33,165,608	$7,614,793
Non-cash financing activities not included herein consists of
reinvestments of common share distributions	—	—	341,504

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NVG
Year Ended 10/31:
2019	$15.48	$0.79	$1.72	$2.51	$(0.79)	$(0.03)	$(0.82)	$—		$17.17	$16.45
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	—		15.48	13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	—		16.39	15.17
2016	16.03	0.73	0.77	1.50	(0.86)	(0.03)	(0.89)	—		16.64	15.05
2015	16.24	0.77	(0.13)	0.64	(0.75)	(0.10)	(0.85)	—	*	16.03	14.05

NZF
Year Ended 10/31:
2019	15.07	0.75	1.60	2.35	(0.79)	—	(0.79)	—		16.63	16.03
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	—		15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	— *	(0.89)	—		16.03	15.01
2016	15.75	0.72	0.74	1.46	(0.87)	—	(0.87)	—		16.34	14.82
2015	15.82	0.83	(0.13)	0.70	(0.78)	—	(0.78)	0.01		15.75	13.86

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(b)		Ratio to Average Net Assets After Reimbursement(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)	Net Investment Income (Loss)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

16.52%	29.47%	$3,476,962	2.49%	4.82%	N/A		N/A		6%
(0.50)	(6.49)	3,134,970	2.40	5.02	N/A		N/A		15
4.25	7.10	3,319,775	2.05	5.26	2.04(e	)%	5.27(e	)%	18
9.40	13.46	3,370,157	1.81	4.87	1.75(e	)	4.93(e	)	21
4.04	5.53	427,104	1.50	4.81	N/A		N/A		26

15.90	27.08	2,364,022	2.60	4.68	N/A		N/A		12
(0.85)	(6.21)	2,141,680	2.43	5.17	N/A		N/A		25
3.88	7.61	2,278,904	2.12	5.58	2.11(e	)	5.59(e	)	21
9.36	13.26	2,321,756	1.86	5.03	1.81(e	)	5.08(e	)	20
4.57	6.21	571,790	1.48	5.24	N/A		N/A		26

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2019	1.47%	2019	1.55%
2018	1.37	2018	1.38
2017	1.02	2017	1.09
2016	0.78	2016	0.84
2015	0.46	2015	0.46

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering		Shelf Offering Costs	Ending NAV	Ending Share Price
NMZ
Year Ended 10/31:
2019	$12.77	$0.76	$1.20	$1.96	$(0.70)	$—	$(0.70)	$0.01		$—	$14.04	$14.22
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—	*	—	12.77	11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02		—	13.47	13.53
2016	13.66	0.86	0.04	0.90	(0.91)	—	(0.91)	0.03		—	13.68	13.32
2015	13.71	0.91	(0.04)	0.87	(0.92)	—	(0.92)	—		—	13.66	13.76

NMCO
Year Ended 10/31:
2019(e)	15.00	0.04	0.04	0.08	—	—	—	—		—	15.08	15.39

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.75%	27.45%	$969,068	2.20%		5.67%		15%
0.25	(7.93)	818,439	1.95		6.17		11
4.73	8.04	853,745	1.54		6.14		10
6.91	3.34	788,577	1.28		6.27		11
6.54	11.49	684,109	1.25		6.64		9

0.53	2.60	803,046	1.01	**	2.58	**	8

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMZ		NMCO
Year Ended 10/31:		Year Ended 10/31:
2019	1.16%	2019(e)	0.05%**
2018	0.91
2017	0.49
2016	0.24
2015	0.17

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, VMTP and /or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Aggregate Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share(a)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NVG
Year Ended 10/31:
2019	$—	$—	$405,400	$291,357	$—	$—	$1,411,600	$291,357	$2.91
2018	—	—	405,400	272,535	—	—	1,411,600	272,535	2.73
2017	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	179,000	338,606	—

NZF
Year Ended 10/31:
2019	—	—	641,000	272,809	—	—	727,000	272,809	2.73
2018	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88
2016	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91
2015	150,000	17,376	—	—	81,000	347,528	—	—	3.48

(a)
NVG’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B MFP Shares is $2,914.

See accompanying notes to financial statements.

	AMTP Shares at the End of Period		VMTP Shares at the End of Period

	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMZ
Year Ended 10/31:
2019	$87,000	$1,213,872	$—	$—
2018	87,000	1,040,734	—	—
2017	—	—	87,000	1,081,317
2016	—	—	87,000	1,006,411
2015	—	—	87,000	886,333

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)
•	Nuveen Municipal Credit Opportunities Fund (NMCO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF, NMZ and NMCO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003 and April 18, 2019, respectively.
The end of the reporting period for the Funds is October 31, 2019, and the period covered by these Notes to Financial Statements for NVG, NZF and NMZ is the fiscal year ended October 31, 2019 (the “current fiscal period”). The reporting period for NMCO is the period September 16, 2019 (commencement of operations) through October 31, 2019.
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During May 2019, the Funds’ Board of Trustees (the “Board”) approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) (the “Target Fund”) into NVG (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Merger was approved by shareholders of the Target Fund at a special meeting during October 2019 and was completed before the opening of business on November 18, 2019 (subsequent to the close of this reporting period).
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
Organizational Expenses
Prior to the commencement of operations for NMCO on September 16, 2019, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,005, by the Adviser.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for NMCO and it did not have a material impact on the Fund’s financial statements. Management is currently evaluating the implications of ASU 2017-18, if any, for NVG, NZF and NMZ.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the

Notes to Financial Statements (continued)
reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NVG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$5,399,427,282	$—	$5,399,427,282

NZF
Long-Term Investments:
Municipal Bonds*	$—	$3,691,228,238	$7,800,000	***	$3,699,028,238
Investment Companies	1,933,622	—	—		1,933,622
Corporate Bonds**	—	—	—	****	—
Total	$1,933,622	$3,691,228,238	$7,800,000		$3,700,961,860

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,371,324,779	$2,023,787	***	$1,373,348,566
Common Stocks**	6,839,071	—	—		6,839,071
Corporate Bonds**	—	3,803,480	—	****	3,803,480
Short-Term Investments:
Municipal Bonds*	—	17,885,000	—		17,885,000
Total	$6,839,071	$1,393,013,259	$2,023,787		$1,401,876,117

NMCO
Long-Term Investments:
Municipal Bonds*	$—	$693,559,954	$—	$693,559,954
Exchange-Traded Funds	38,071,520	—	—	38,071,520
Short-Term Investments:
Municipal Bonds*	—	94,320,000	—	94,320,000
Total	$38,071,520	$787,879,954	$—	$825,951,474

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

Notes to Financial Statements (continued)
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ	NMCO
Floating rate obligations: self-deposited Inverse Floaters	$184,980,000	$23,620,000	$383,362,000	$28,500,000
Floating rate obligations: externally-deposited Inverse Floaters	77,355,000	11,095,000	107,065,000	—
Total	$262,335,000	$34,715,000	$490,427,000	$28,500,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ	NMCO
Average floating rate obligations outstanding	$184,864,438	$23,620,000	$374,332,633	$2,345,548
Average annual interest rate and fees	2.10%	2.16%	2.15%	1.94%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ	NMCO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$177,235,000	$8,775,000	$352,922,000	$28,500,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	65,000,000	9,420,000	104,815,000	—
Total	$242,235,000	$18,195,000	$457,737,000	$28,500,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ	NMCO
Purchases	$336,191,714	$419,425,265	$266,237,896	$779,041,825
Sales and maturities	361,090,778	486,237,108	205,266,707	49,666,848

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	NVG	NMCO
Outstanding when-issued/delayed delivery purchase commitments	$14,126,730	$773,672

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Notes to Financial Statements (continued)
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NVG continued to invest in forward interest rate swap contracts, as part of its duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NVG
Average notional amount of interest rate swap contracts outstanding*	$15,880,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NVG	Interest rate	Swaps	$(80,409)	$(1,924,823)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold.

Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMZ
	Year		Year
	Ended		Ended
	10/31/19		10/31/18
Additional authorized common shares	15,700,000	**	15,700,000	*
Common shares sold	4,928,383		669,558
Offering proceeds, net of offering costs	$69,515,572		$9,084,815

*	Represents additional authorized common shares for the period November 1, 2017 through August 31, 2018.
**	Represents additional authorized common shares for the period April 11, 2019 through October 31, 2019.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMZ

	Year	Year
	Ended	Ended
	10/31/19	10/31/18

Common shares:
Issued to shareholders due to reinvestment of distributions	24,585	20,267
Sold through shelf offering	4,928,383	669,558

Weighted average common share:
Premium to NAV per shelf offering share sold	1.26%	1.13%

NMCO*

For the period 9/16/19
(commencement
of operations)
through 10/31/19

Common shares:
Sold	53,250,000

* Prior to the commencement of operations, the Adviser purchased 6,667 shares, which are still held as of the end of the reporting period.

Notes to Financial Statements (continued)
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NMZ’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
				Net of
		Shares	Liquidation	Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NMZ	2028	870	$87,000,000	$86,866,271

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NMZ
Average liquidation preference of AMTP Shares outstanding	$87,000,000
Annualized dividend rate	2.39%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with NMZ’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the share- holder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NVG incurred offering costs of $1,540,000 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NVG’s redemption of MFP Shares, deferred costs of $171,958 were expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.
As of the end of the reporting period, NVG and NZF had $403,797,156 and $639,973,963 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Notes to Financial Statements (continued)

						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	2,054	$205,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	200,000,000	March 1, 2029	VRRM	N/A
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 8, 2020
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	336,000,000	June 1, 2048	VRM	June 24, 2020

* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of MFP Shares outstanding	$405,400,000	$641,000,000
Annualized dividend rate	2.30%	2.45%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,407,881,715 and $722,295,855 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NVG	1	1,790	0.08%	$179,000,000	December 1, 2043
	2	3,854	0.10	$385,400,000	December 1, 2040
	4	1,800	0.08	$180,000,000	June 1, 2046
	5	3,405	0.10	$340,500,000	December 1, 2040
	6	3,267	0.10	$326,700,000	December 1, 2040
NZF	1	2,688	N/A	$268,800,000	March 1, 2040
	2	2,622	N/A	$262,200,000	March 1, 2040
	3	1,960	0.05	$196,000,000	June 1, 2040

*	Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
N/A	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.69%	2.36%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2018
NMZ	Series	Shares	Amount
AMTP Shares issued	2028	870	$87,000,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2019
NVG	Series	Shares	Amount
MFP Shares issued	B	200,000	$ 200,000,000
MFP Shares redeemed	A	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —

	Year Ended October 31, 2018
NVG	Series	Shares	Amount
MFP Shares issued	A	4,054	$405,400,000

	Year Ended October 31, 2018
NZF	Series	Shares	Amount
MFP Shares issued	B	1,550	$155,000,000
	C	3,360	$336,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2018
NVG	Series	Shares	Amount
VMTP Shares redeemed	2018	(2,404)	$(240,400,000)

	Year Ended October 31, 2018
NZF	Series	Shares	Amount
VMTP Shares redeemed	2019	(3,360)	$(336,000,000)

	Year Ended October 31, 2018
NMZ	Series	Shares	Amount
VMTP Shares redeemed	2018	(870)	$(87,000,000)

Notes to Financial Statements (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.

	NVG	NZF	NMZ	NMCO
Tax cost of investments	$4,641,264,395	$3,295,006,390	$939,725,116	$795,115,454
Gross unrealized:
Appreciation	$578,375,751	$408,358,307	$113,459,522	$5,223,952
Depreciation	(5,191,852)	(26,022,785)	(34,670,047)	(2,887,837)
Net unrealized appreciation (depreciation) of investments	$573,183,899	$382,335,522	$78,789,475	$2,336,115

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2019, the Funds’ tax year end, were as follows:

	NVG	NZF	NMZ	NMCO
Undistributed net tax-exempt income[1]	$805,374	$—	$8,938,892	$2,103,978
Undistributed net ordinary income[2]	895,120	544,785	1,823,345	36,108
Undistributed net long-term capital gains	7,412,763	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2019 and paid on November 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NVG	NZF	NMZ	NMCO[5]
Distributions from net tax-exempt income[3]	$190,221,672	$143,023,900	$45,872,276	$—
Distributions from net ordinary income[2]	2,107,685	2,380,321	1,266,915	—
Distributions from net long-term capital gains[4]	5,573,838	—	—	—

2018	NVG	NZF	NMZ
Distributions from net tax-exempt income	$201,231,024	$146,346,063	$49,242,889
Distributions from net ordinary income[2]	1,195,062	1,378,621	579,883
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2019, as Exempt Interest Dividends.
[4]
The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the year ended October 31, 2019.

[5]	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

As of October 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NZF[6]	NMZ	NMCO
Not subject to expiration:
Short-term	$18,798,593	$574,436	$279,799
Long-term	—	344,148	—
Total	$18,798,593	$918,584	$279,799

[6]	A portion of NZF’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	NZF	NMZ
Utilized capital loss carryforwards	$12,251,952	$2,259,147

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

NMZ
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

NMCO
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7500%
For the next $125 million	0.7375
For the next $250 million	0.7250
For the next $500 million	0.7125
For the next $1 billion	0.7000
For the next $3 billion	0.6750
For managed assets over $5 billion	0.6625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2019, the complex-level fee for each Fund was 0.1566%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NZF	NMZ	NMCO
Purchases	$—	$—	$3,228,540
Sales	19,368,199	19,939,437	—

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NVG	NZF	NMZ
Maximum outstanding balance	$21,500,000	$35,500,000	$19,700,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF	NMZ
Utilization period (days outstanding)	63	107	38
Average daily balance outstanding	$12,581,651	$13,550,459	$14,531,579
Average annual interest rate	3.34%	3.39%	3.49%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Fund Merger
As noted in Note 1 – General Information, Fund Merger, before the opening of business on November 18, 2019 NTC merged into NVG.
Upon the closing of the Mergers, NTC transferred its assets to NVG in exchange for common and preferred shares of NVG and the assumption by NVG of the liabilities of NTC. NTC was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NTC became shareholders of NVG. Holders of common shares of NTC received newly issued common shares of NVG, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NTC held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of NTC received on a one-for-one basis newly issued preferred shares of NVG, in exchange for preferred shares of NTC held immediately prior to the Merger.
Adjustable Rate MuniFund Term Preferred Shares
On November 18, 2019, NVG issued 1,120 Series AMTP Shares in connection with the merger of NTC into NVG.

Notes to Financial Statements (continued)
MuniFund Preferred Shares
On November 21, 2019, NMCO issued 1,000 Series A MFP Shares. The new MFP Shares were issued with terms establishing an initial Variable Rate Demand Mode and a term redemption date of October 1, 2031 subject to extension to no later than October 31, 2033.
On or around December 30, 2019, NMCO is expected to issue 2,250 Series B MFP Shares. The new MFP Shares will be issued with terms establishing an initial Variable Rate Mode and a term redemption date of October 1, 2031 subject to extension to not later than October 1, 2032.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP		ComputerShare Trust
Chicago, IL 60606	One Lincoln Street		200 East		Company, N.A.
	Boston, MA 02111		Randolph Street		250 Royall Street
			Chicago, IL 60601		Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make peri- odic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the perform- ance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the resid- ual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, the advisory arrangements of its respective Fund. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements for each Fund other than Nuveen Municipal Credit Opportunities Fund is set forth in Part I below. The advisory arrangements for Nuveen Municipal Credit Opportunities Fund have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for Nuveen Municipal Credit Opportunities Fund is set forth in Part II below.
PART I

Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of each Fund (as defined below), including the Independent Board Members, approved, for its respective Fund, the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. For purposes of this Part I, the following are the “Funds”: Nuveen AMT-Free Municipal Credit Income Fund (the “AMT-Free Municipal Credit Fund”); Nuveen Municipal Credit Income Fund (the “Municipal Credit Fund”); and Nuveen Municipal High Income Opportunity Fund (the “Municipal High Income Fund”). Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services

(such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
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Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
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Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

●
Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

●
Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

●
Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

●
Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

●●
Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●●	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
●●
Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For the AMT-Free Municipal Credit Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one-year period, the Fund outperformed its blended benchmark for the three-and five-year periods. The Board was satisfied with the Fund’s overall performance.
For the Municipal Credit Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its blended benchmark for the one-year period, the Fund outperformed its blended benchmark for the three-and five-year periods. The Board was satisfied with the Fund’s overall performance.
For the Municipal High Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Municipal Credit Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that: (a) the AMT-Free Municipal Credit Fund and the Municipal High Income Fund each had a net management fee higher than its peer average, but a net expense ratio in line with its peer average; and (b) the Municipal Credit Fund had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average. The Independent Board Members noted that the Municipal Credit Fund’s net expense ratio increased in 2018 as a result of increased management fees resulting from an increase in leverage for such Fund. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre-and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

PART II

Nuveen Municipal Credit Opportunities Fund
At a meeting held on May 21-23, 2019 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as investment adviser to Nuveen Municipal Credit Opportunities Fund (for purposes of this Part II, the “Fund”) and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
●	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
●	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
●	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
●	certain performance-related information (as described below);
●	the profitability of Nuveen and its affiliates for their advisory activities;
●	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
●	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
●	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of services the Adviser provides to operate the Nuveen funds in a highly regulated industry. Some of the functions for which the Adviser is responsible include, but are not limited to: product management; investment oversight; securities valuation services; risk management; fund administration; oversight of shareholder services and transfer agency functions; board relations services; compliance and regulatory oversight services; legal support and oversight of outside law firms; and leverage, capital and distribution management services. In addition to the services provided by the Adviser, the Board has also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Independent Board Members noted that the Adviser would oversee the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally would be responsible for the management of the Fund’s portfolio. In this regard, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted, however, that the Fund’s anticipated investment strategy would have some similarities to that of the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), a Nuveen open-end fund which had an inception date of June 7, 1999. In this regard, the Independent Board Members reviewed certain performance information relating to the High Yield Fund, including average annual total returns for the quarter-to-date, year-to-date, one-year, three-year, five-year, ten-year and since inception periods as of March 31, 2019.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board also considered the differences between the investment strategy of the Fund and that of Nuveen Municipal High Income Opportunity Fund (NMZ), another comparable closed-end fund in the Nuveen family of funds, and the corresponding differences in management fee rates between the funds. Further, the Independent Board Members took into account the proposed sub-advisory fee for the Fund.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser and the Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser and the Sub-Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when they determine that such action would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.
The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the type of services provided to these other clients. In conjunction with municipal funds, with respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board has previously reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has previously noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. Further, the Board has considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board has previously concluded that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2018 and 2017. The Board has previously reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2018 and 2017 calendar years. The Board has also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members have noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board has considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members have also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members have recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre-and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that economies of scale may be shared in various ways, including through breakpoints in the management fee schedule and through the Adviser’s investment in its business, which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level and complex-level breakpoint schedules. In this regard, however, the Fund is a closed-end fund and the Independent Board Members have recognized that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. With respect to closed-end funds, the Independent Board Members have considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation.
In addition to the above, at the Meeting and/or at prior meetings, the Independent Board Members have noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, has noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board has noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit a Nuveen fund to the extent it enhances the ability of the Sub-Adviser to manage such fund or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	159
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010-2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	159
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	159
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of solutions	159
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions; formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council, Fordham University (2010-	159
Chicago, IL 6o6o6		Class II	2018); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial
Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-
the Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	159
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	159
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public Authority
Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	159
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	157
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	159
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive
Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice
President of Nuveen Fund Advisors, LLC (Executive Vice President
2011-2015); President (since 2017), Nuveen Alternative Investments, LLC;
Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered
Chicago, IL 6o6o6	and Treasurer		Financial Analyst.

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen
1963			(since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing
1974			Director (since 2017), formerly, Vice President (2010-2017) of Nuveen;
333 W. Wacker Drive	Vice President	2019	Head of Investment Oversight (since 2017), formerly, Team Leader of
Chicago, IL 6o6o6			Manager Oversight (2015-2017); Chartered Financial Analyst and
Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since
1963			May 2019); Senior Managing Director (since May 2019) of Nuveen Fund
8500 Andrew Carnegie Blvd.	Vice President	2019	Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth
Charlotte, NC 28262			& Investment Management Division, Wells Fargo Bank (NA) (from
2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of
Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
Director (since 2017), Secretary (since 2016) and Associate General Counsel
(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
President (2016-2017) and Managing Director and Assistant Secretary
(2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016)
of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly,
Assistant Secretary, of NWQ Investment Management Company, LLC,
Symphony Asset Management LLC, Santa Barbara Asset Management, LLC
and Winslow Capital Management, LLC (since 2010). Senior Managing Director
(since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019);
8500 Andrew Carnegie Blvd.	Vice President	2019	Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment
Charlotte, NC 28262			Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund
Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and
333 W. Wacker Drive	Vice President	2018	Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly,
Chicago, IL 60606			Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen,
has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from
1967			2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments,
333 W. Wacker Drive	Vice President	2017	LLC; Executive Vice President (since 2017), formerly, Managing Director
Chicago, IL 6o6o6			(2015-2017), of Nuveen Securities, LLC; formerly, Managing Director
(2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities,
1971	Vice President		LLC; Managing Director (since 2017), formerly, Senior Vice President
333 W. Wacker Drive	and Assistant	2008	(2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016)
Chicago, IL 6o6o6	Secretary		of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017)
1975			and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal
730 Third Avenue			Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the
New York, NY 10017			TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund
Administration (2014-2015); has held various positions with TIAA since 2006.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President and Assistant Secretary of Nuveen Fund
333 W. Wacker Drive	and Assistant	2008	Advisors, LLC (since 2019); Vice President (since 2010) and Associate
Chicago, IL 60606	Secretary		General Counsel (since 2016), formerly, Assistant General Counsel
(2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities,
1956	Vice President		LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of
333 W. Wacker Drive	Secretary	1988	Nuveen Investments, Inc.; Managing Director (since 2002), Assistant
Chicago, IL 60606			Secretary (since 1997) and Co-General Counsel (since |2011) of Nuveen Fund
Advisors, LLC; Managing Director, Assistant Secretary and Associate General
Counsel of Nuveen Asset Management, LLC (since 2011); Vice President
(since 2017), formerly, Managing Director (2003-2017) and Assistant
Secretary (since 2003) of Symphony Asset Management LLC; Managing
Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-1019D 1032024-INV-Y-12/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Municipal Credit Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2019	$24,610	$38,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2019	$ 0	$ 0	$ 0	$ 0
October 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$17.91 billion
	Other Pooled Investment Vehicles	1	$40.28 million
	Other Accounts	2	$53.75 million
*	Assets are as of October 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NVG SECURITIES AS OF OCTOBER 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 8, 2020